UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AVITA MEDICAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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AVITA MEDICAL, INC.

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 4, 2025

To the Stockholders of AVITA Medical, Inc.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of AVITA Medical, Inc. (the “Company”), a Delaware corporation, will be held on June 4, 2025, at 3:00 p.m. Pacific Daylight Time (being June 5, 2025, at 8:00 a.m. Australian Eastern Standard Time). The Annual Meeting will be held solely by means of remote communication via live webcast at meetnow.global/M6X5GPQ for the following purposes:

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Proposal 1: To elect seven directors to serve for one-year terms or until their respective successors have been duly elected and qualified;

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Proposal 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2025;

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Proposal 3: To approve the grant of 10,022 restricted stock units to acquire shares of the Company’s common stock (“Common Stock”) and the grant of 4,295 options to acquire shares of Common Stock to Lou Panaccio on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal 4: To approve the grant of 10,022 restricted stock units to acquire shares of Common Stock and the grant of 4,295 options to acquire shares of Common Stock to Suzanne Crowe on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal 5: To approve the grant of 10,022 restricted stock units to acquire shares of Common Stock and the grant of 4,295 options to acquire shares of Common Stock to Jeremy Curnock Cook on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal 6: To approve the grant of 10,022 restricted stock units to acquire shares of Common Stock and the grant of 4,295 options to acquire shares of Common Stock to Robert McNamara on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•
Proposal 7: To approve the grant of 10,022 restricted stock units to acquire shares of Common Stock and the grant of 4,295 options to acquire shares of Common Stock to Jan Stern Reed on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•
Proposal 8: To approve the grant of 10,022 restricted stock units to acquire shares of Common Stock and the grant of 4,295 options to acquire shares of Common Stock to Cary Vance on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•
Proposal 9: To approve the grant of 520,000 options to acquire shares of Common Stock to the Company’s Chief Executive Officer, James Corbett, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal 10: To approve, on an advisory basis, the compensation of our named executive officers; and

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Proposal 11: To approve (a) the 2020 Omnibus Incentive Plan Amended and Restated (the “Plan”), the terms of which are summarized in this Proxy Statement; and (b) for purposes of ASX Listing Rule 7.2 Exception 13(b), which provides an exception to ASX Listing Rule 7.1, the issuance of the Company’s equity securities under the Plan, in accordance with its terms and conditions, for a period of up to three years from the date of stockholder approval.

Stockholders may also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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The Board of Directors has fixed the close of business on April 10, 2025 as the record date (the “Record Date”) for the Annual Meeting. Holders of Common Stock and holders of the Company's CHESS Depositary Interests (“CDIs”) as of the Record Date are entitled to receive notice of, and to submit a vote for, the Annual Meeting or any adjournment or adjournments thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please submit your proxy or voting instructions as soon as possible to ensure your shares are represented. For voting instructions and other important information, please read the General Information and Voting Instructions section in this Proxy Statement for further important information.

Please note that all references to currency above and throughout the Proxy Statement are in U.S. dollars.

By Order of the Board of Directors,

/s/ Nicole Kelsey
Nicole Kelsey
Chief Legal and Compliance Officer and Corporate Secretary

Valencia, CA

April 22, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report on Form 10-K for the year ended December 31, 2024 are available at www.edocumentview.com/RCEL.

Whether or not you plan to attend the Annual Meeting, please promptly submit your proxy or voting instructions to ensure that your shares are represented. For detailed instructions on how to vote your shares, please refer to the General Information and Voting Instructions section of this Proxy Statement.

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PROXY STATEMENT

For the 2025 Annual Meeting of Stockholders

To Be Held on June 4, 2025

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of AVITA Medical, Inc. (“AVITA Medical,” “we”, “us”, or the “Company”) for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on June 4, 2025, at 3:00 p.m. Pacific Daylight Time (being June 5, 2025, at 8:00 a.m. Australian Eastern Standard Time (“AEST”)), solely by means of remote communication via live webcast at meetnow.global/M6X5GPQ.

AVITA Medical is listed on both the Nasdaq Stock Market LLC (“Nasdaq”) and the Australian Securities Exchange (“ASX”). This Proxy Statement is intended for all stockholders, including holders of the Company's common stock (“Common Stock”) and holders of CHESS Depositary Interests (“CDIs”) traded on the ASX.

This Proxy Statement contains information about the matters to be considered at the Annual Meeting or any adjournment or postponement thereof. The Company will bear the cost of solicitation of proxies. In addition to solicitation by mail, the Company's directors, officers, and regular employees may solicit proxies in person, by telephone, or via other means of communication without additional compensation. Brokerage houses, banks and other custodians, nominees, and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements.

The Board of Directors has fixed the close of business on April 10, 2025 as the record date (the “Record Date”) to determine those holders of record of shares of Common Stock who are entitled to notice of, and to electronically vote at, the Annual Meeting and those holders of CDIs (representing the underlying shares of Common Stock) who are entitled to notice of, and to virtually attend (but not vote at), the Annual Meeting. Each share of Common Stock (including the underlying shares of Common Stock represented by CDIs, with five CDIs representing one share of Common Stock) entitles its owner to one vote. On the Record Date, there were 26,434,658 shares of Common Stock outstanding (including the shares of Common Stock underlying CDIs).

On or about April 22, 2025, we will begin providing stockholders as of the Record Date with the Notice of Internet Availability of Proxy Materials. These materials will direct stockholders to a website where they can access our proxy materials, including this Proxy Statement and our 2024 Annual Report, and view instructions on how to vote online.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please submit your proxy or voting instructions as soon as possible to ensure your shares are represented.

FORWARD-LOOKING STATEMENTS

This Proxy Statement and our other public filings contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, statements regarding our business strategies, plans, objectives, goals, anticipated financial performance, product development, regulatory approvals, executive compensation programs, and other statements that are not historical facts. Forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “goal,” “intend,” “may,” “plan,” “potential,” “should,” “target,” “will,” “would,” and similar expressions and variations referencing future periods. These statements are based on current expectations, assumptions, estimates, and projections about our business and the industry in which we operate, and are subject to known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements. Forward-looking statements are made only as of the date of this Proxy Statement, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law. For additional information and other important factors that may cause actual results to differ materially from forward-looking statements, please see the “Risk Factors” section of the Company’s latest Annual Report on Form 10-K and other publicly available filings for a discussion of these and other risks and uncertainties.

GENERAL INFORMATION AND VOTING INSTRUCTIONS

How will I receive these proxy materials?

We are furnishing proxy materials to our stockholders of record and beneficial owners via the internet instead of mailing printed copies, unless otherwise requested by the stockholder. This method allows us to expedite communication to our stockholders, reduces the environmental footprint of our Annual Meeting, and reduces the costs associated with printing and mailing these materials to all stockholders.

Accordingly, on or about April 22, 2025, we will begin mailing Notices of Internet Availability of Proxy Materials to our stockholders of record at the close of business on the Record Date. These notices include instructions on how to access the proxy materials online and how to request a printed copy free of charge.

Brokers, banks and other nominees will be sending similar notifications to all beneficial owners who hold their shares through those institutions.

What is being considered at the meeting?

You will be voting on the following:

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Proposal No. 1: To elect seven directors to serve for one-year terms or until their respective successors have been duly elected and qualified;

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Proposal No. 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2025;

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Proposal No. 3: To approve the grant of 10,022 restricted stock units to acquire shares of Common Stock and the grant of 4,295 options to acquire shares of Common Stock to Lou Panaccio on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal No. 4: To approve the grant of 10,022 restricted stock units to acquire shares of Common Stock and the grant of 4,295 options to acquire shares of Common Stock to Suzanne Crowe on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•
Proposal No. 5: To approve the grant of 10,022 restricted stock units to acquire shares of Common Stock and the grant of 4,295 options to acquire shares of Common Stock to Jeremy Curnock Cook on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•
Proposal No. 6: To approve the grant of 10,022 restricted stock units to acquire shares of Common Stock and the grant of 4,295 options to acquire shares of Common Stock to Robert McNamara on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal No. 7: To approve the grant of 10,022 restricted stock units to acquire shares of Common Stock and the grant of 4,295 options to acquire shares of Common Stock to Jan Stern Reed on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•
Proposal No. 8: To approve the grant of 10,022 restricted stock units to acquire shares of Common Stock and the grant of 4,295 options to acquire shares of Common Stock to Cary Vance on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal No. 9: To approve the grant of 520,000 options to acquire shares of Common Stock to the Company’s Chief Executive Officer (“CEO”), James Corbett, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal No. 10: To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

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Proposal No. 11: To approve (a) the 2020 Omnibus Incentive Plan Amended and Restated (the “Plan”), the terms of which are summarized in this Proxy Statement; and (b) for purposes of ASX Listing Rule 7.2 Exception 13(b), which provides an exception to ASX Listing Rule 7.1, the issuance of the Company’s equity securities under the Plan, in accordance with its terms and conditions, for a period of up to three years from the date of stockholder approval.

Who is entitled to vote?

You may vote if you owned Common Stock or CDIs as of the Record Date. Each share of Common Stock is entitled to one vote. Each CDI holder is entitled to direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote one vote for every five CDIs held on the Record Date.

What does it mean to be a stockholder of record?

If, on the Record Date, your shares of Common Stock were registered directly in your name with the Company’s transfer agent, Computershare, then you are a stockholder of record. As a stockholder of record, you are entitled to vote on all matters to be voted on at the Annual Meeting. Whether or not you plan to attend the Annual Meeting online, the Company urges you to vote to ensure your vote is counted.

What does it mean to beneficially own shares in “street name”?

If, on the Record Date, your shares of Common Stock were held in an account at a broker, bank, or other financial institution (collectively referred to as a “broker”), then you are considered the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.

As the beneficial owner, you have the right to direct your broker on how to vote the shares in your account. The information you receive from the broker will include instructions on how to vote your shares. In addition, you may request paper copies of the Proxy Statement and voting instructions by following the instructions on the notice provided by your broker.

Your broker is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting (other than ratifying the Company’s appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm) unless your broker votes specifically in accordance with the instructions provided by you to your broker. The Company encourages you to communicate your voting decisions to your broker before the deadlines described elsewhere in this Proxy Statement to ensure that your vote will be counted. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

What does it mean to be a holder of CDIs?

CDIs are issued by the Company through CDN and traded on the ASX. If you own CDIs, then you are the beneficial owner of one share of Common Stock for every five CDIs held. CDN (or its custodian) is the shareholder of record for purposes of voting at the Company’s Annual Meeting.

As the beneficial owner, you have the right to direct CDN how to vote the shares represented by your CDIs by completing the CDI Voting Instruction Form. As a beneficial owner, you are invited to attend the Annual Meeting; however, because you are not a stockholder of record, you cannot vote directly at the meeting.

Under the rules governing CDIs, CDN is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting unless you specifically instruct CDN to do so. The Company encourages you to communicate your voting to CDN in advance of the Annual Meeting by completing the enclosed CDI Voting Instruction Form and returning it to the address specified on the form to ensure your vote is counted.

How many shares must be present or represented to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting virtually and vote via the online platform at meetnow.global/M6X5GPQ or if you properly return a Proxy (in the case of holders of Common Stock) or CDI Voting Instruction Form (in the case of holders of CDIs). To conduct the meeting, a majority in voting power of the outstanding shares of stock entitled to vote must be present at the meeting in person or by proxy. This is referred to as quorum. On the Record Date, there were 26,434,658 outstanding shares of Common Stock (including Common Stock underlying CDIs) entitled to vote.

How do I vote if I hold shares of Common Stock?

Registered holders of Common Stock can vote in three ways:

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by means of the internet by visiting www.investorvote.com/RCEL and following the instructions on the Notice of Internet Availability of Proxy Materials or Proxy Card;
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by attending the meeting virtually via live webcast and voting using the online voting platform at meetnow.global/M6X5GPQ using your unique 16-digit control number, which can be found on your Notice of Internet Availability of Proxy Materials or Proxy Card, to log in to the website; or
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by completing, signing, and returning the enclosed Proxy Card in accordance with the instructions on such card.

If you hold shares of Common Stock in street name, you will need to follow the instructions provided by the broker, bank, or other nominee that holds your shares.

How do I vote if I hold CDIs?

Each CDI holder as of the Record Date is entitled to direct CDN to vote one vote for every five CDIs held by such holder. Those persons holding CDIs as of the Record Date are entitled to receive notice of, and to attend the Annual Meeting virtually, and any adjournment or postponement thereof. Holders of CDIs as of the Record Date may direct CDN to vote their underlying shares of Common Stock at the Annual Meeting in two ways:

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by returning the CDI Voting Instruction Form to Computershare Australia, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders; or
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by completing the CDI Voting Instruction Form online at https://www.investorvote.com.au.

Votes must be received by Computershare Australia by no later than 9:00 a.m. AEST on May 29, 2025 (being 4:00 p.m. Pacific Daylight Time on May 28, 2025) in accordance with the instructions on such form, in order for CDN to vote on CDI holders’ behalf in accordance with their written directions.

In order to receive electronic communications from the Company in the future, please update your shareholder details online at www.investorvote.com.au by logging in with the control number, your shareholder identification number, and postcode (or country for overseas residents). Once logged in, you can also lodge your CDI Voting Instruction Form electronically.

Can I change my mind after I submit my Proxy or CDI Voting Instruction Form?

Yes, if you hold shares of Common Stock, you may change your mind at any time before a vote is taken at the meeting. You may change or revoke your vote as follows:

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Stockholders of record. You may change or revoke your vote by submitting a written notice of revocation to AVITA Medical, Inc. c/o the Corporate Secretary at 28159 Avenue Stanford, Suite 220, Valencia, CA 91355 or by submitting another vote on or before June 3, 2025. You may also change your vote by voting again via internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. Pacific Daylight Time, on June 3, 2025, or by attending the Annual Meeting and voting again.

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Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker.

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CDI Holders. If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Computershare Australia a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent, which notice must be received by Computershare Australia by no later than 9:00 a.m. AEST on May 29, 2025 (being 4:00 p.m. Pacific Daylight Time on May 28, 2025).

Will my Common Stock or CDIs be voted if I do not provide my Proxy or CDI Voting Instruction Form?

If you hold your shares of Common Stock directly in your own name, they will not be voted if you do not provide a Proxy unless you personally vote at the meeting via the online voting platform. Your shares of Common Stock may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote a customer’s unvoted shares on certain routine matters. At the Annual Meeting, the proposal to ratify the appointment of the Company’s independent public accountants is such a routine matter. When a brokerage firm votes its customer’s unvoted shares, these shares are counted for the purposes of establishing quorum.

If you hold CDIs, they will not be voted if you do not provide a completed CDI Voting Instruction Form to Computershare Australia by the relevant cut-off date, being 9:00 a.m. AEST on May 29, 2025 (being 4:00 p.m. Pacific Daylight Time on May 28, 2025).

What if I return my Proxy Card or CDI Voting Instruction Form but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted “FOR” the election of the nominated directors, “FOR” the ratification of the appointment of the Company’s independent public accountants, “FOR” the approval of the grant of restricted stock units and options to each non-executive director, “FOR” the approval of the grant of options to the Company’s President and CEO, and “FOR” the approval of the Plan, but they will not be voted with respect to the advisory vote regarding compensation paid to the Company’s named executive officers. If no specific instructions are given, it is intended that signed and returned proxies will be voted in the discretion of the proxy holders on any other business proposal which may properly come before the Annual Meeting (the Board of Directors does not presently know of any other such business) or any adjournments or postponements thereof.

If you are a beneficial owner of shares of Common Stock held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters (which at the Annual Meeting consists of the proposal regarding ratification of the appointment of the Company’s independent public accountants) but cannot vote on non-routine matters.

If a CDI holder does not include voting instructions in the CDI Voting Instruction Form in respect of a proposal, no vote will be cast on that proposal for that CDI holder.

What does it mean if I receive more than one Proxy Card or CDI Voting Instruction Form?

If you receive more than one printed set of proxy materials, it means that you hold Common Stock or CDIs registered in more than one account. To ensure that all of your Common Stock or CDIs are voted, please submit proxies or CDI Voting Instruction Forms for all of your shares of Common Stock or CDIs (as applicable).

If possible, the Company recommends that you contact your broker and/or the Company’s transfer agent to consolidate as many accounts as possible under the same name and address. The Company’s transfer agent in the United States is Computershare Limited. Computershare Limited’s telephone number is 800-736-3001. The Company’s transfer agent in Australia is Computershare Australia. Computershare Australia’s telephone number is +61 39415 4000 (for overseas callers) or 1300 850 505 (for calls within Australia).

What vote is required to approve each item?

Directors are elected by a plurality of votes cast. The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and entitled to vote thereon is required for (i) the ratification of the appointment of the Company’s independent public accountants; (ii) the approval of the grant of restricted stock units and options to each non-executive director; (iii) the approval of the grant of options to the Company’s President and CEO; (iv) the approval of the Plan; and (v) the approval of the compensation paid to the Company’s named executive officers on a non-binding, advisory basis. There are no appraisal rights with respect to the matters to be acted upon at the Annual Meeting.

Which ballot measures are considered “routine” or “non-routine”?

The election of directors (“Proposal No. 1”), the grants of restricted stock units and option awards to our directors (“Proposal Nos. 3 – 8”), the grant of options to our President and CEO (“Proposal No. 9”), the approval, on a non-binding advisory basis, of the compensation paid to our named executive officers (“Proposal No. 10”), and the approval of the Plan (“Proposal No. 11”), are considered to be non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal No. 1, Proposal Nos. 3 – 8, Proposal No. 9, Proposal No. 10, or Proposal No. 11.

The ratification of the appointment of Grant Thornton as our independent registered public accounting firm for 2025 (“Proposal No. 2“) is considered to be a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters without instruction, so we do not expect there will be any broker non-votes with respect to Proposal No. 2.

How are abstentions treated?

Abstentions will be counted as votes present and entitled to vote on the proposals considered at the Annual Meeting and, therefore, will have the effect of votes “AGAINST” Proposal No. 2, Proposal Nos. 3 – 8, Proposal No. 9, Proposal No. 10, and Proposal No. 11. Abstentions will have no effect on Proposal No. 1 regarding the election of directors. With respect to Proposal No. 1, you may vote for all the director nominees, withhold authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. In accordance with the requirements of ASX Listing Rule 3.13.2, the Company will disclose to ASX the voting results of the Annual Meeting immediately after the meeting. The Company will also report the results on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting.

Who pays for solicitation of proxies?

The Company is paying the cost of soliciting proxies and may request a proxy solicitor, brokerage firms and other custodians, nominees, and fiduciaries to secure the voting instructions of holders of Common Stock and CDIs, in which case the Company will reimburse such persons for their reasonable out-of-pocket expenses for sending proxy materials to holders and obtaining their votes. In addition to soliciting the proxies by mail, certain of the Company’s directors, officers and regular employees, without compensation, may solicit proxies in person, by telephone, or other means of communication. In connection with the foregoing, the Company has retained Okapi Partners, LLC to solicit proxies on its behalf for the Annual Meeting. The Company has agreed to pay to Okapi Partners, LLC a fee of approximately $20,000. In Australia, the Company has engaged Georgeson Shareholder Communications Australia Pty Ltd. to solicit proxies from holders of CDIs. The Company has agreed to pay Georgeson Shareholder Communications Australia Pty Ltd. a fee of approximately $40,000.

Proposal No. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors has one class of directors, with each director elected annually in accordance with the Company’s Bylaws for a term of one year or until his or her successor is duly elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. Unless specified to be voted otherwise, the persons named in the following Proposal of this Proxy, each of whom are presently members of the Board of Directors, will vote to approve the reelection of these persons as directors to hold office for the terms set forth below or until their respective successors have been elected and qualified. Each of the nominees has consented to serve as a director if elected.

The Board of Directors recommends that you vote FOR the nominees identified below.

Name		Age	Position with the Company	Director Since	Board Term Expires
Lou Panaccio	(1)	67	Chairman of the Board of Directors	July 2014	June 2025
Professor Suzanne Crowe	(1)	74	Non-Executive Director	January 2016	June 2025
Jeremy Curnock Cook	(1)	75	Non-Executive Director	October 2012	June 2025
Robert McNamara		68	Non-Executive Director	June 2023	June 2025
Jan Stern Reed		65	Non-Executive Director	July 2021	June 2025
Cary Vance		59	Non-Executive Director	June 2023	June 2025
James Corbett		66	Executive Director and Chief Executive Officer	July 2021	June 2025

(1)
Each of Mr. Panaccio, Mr. Cook, and Professor Crowe served on the Board of Directors prior to June 30, 2020, as a member of the board of AVITA Medical Pty Limited, the Company’s predecessor company.

Business Experience

Lou Panaccio has served as Chairman of the Board of Directors since July 2014. Mr. Panaccio is a successful healthcare businessman with extensive experience leading companies from concept to commercialization. Mr. Panaccio possesses more than 35 years of executive leadership experience in healthcare services and life sciences, including more than 25 years of board-level experience. Mr. Panaccio was recently appointed Chairman of Unison Housing Limited, and as a Director of Mecwacare Limited. In addition, Mr. Pannacio is Chairman of Adherium Limited, and a Director of Rhythm Biosciences Limited, both of which are publicly listed (ASX) development-stage medical diagnostics/devices companies, and is Chairman of Magellan Stem Cells Pty Ltd, a private company. Mr. Panaccio recently retired as a Director of ASX50 company and one of the world’s largest medical diagnostics companies, Sonic Healthcare Limited, where he served since 2005 until November 2024, and previously served as Chairman of Genera Biosystems Limited. We believe Mr. Panaccio is qualified to serve on our Board of Directors based on his extensive experience in the healthcare services and life sciences sectors and his experience in serving on boards.

James Corbett was appointed as President and CEO of the Company effective as of September 28, 2022. Mr. Corbett served as a Non-Executive Director from July 2021 to September 28, 2022. He has approximately 40 years of leadership experience in the medical device field, most recently, as CEO of CathWorks Ltd., a software-based medical technology company. Mr. Corbett has extensive global commercial and operating experience, serving as an expatriate General Manager of Baxter Japan and later as General Manager of International at Scimed Life Systems Inc. (“Scimed”) then, following the purchase of Scimed by Boston Scientific International (“BSI”), as President of BSI. During his career he has served as CEO of three publicly-listed companies: Microtherapeutics Inc (MTIX), ev3 Inc (evvv), Alphatec Spine (ATEC). Mr. Corbett has also led two privately funded companies as CEO: Home Diagnostics Inc. and Vertos Medical. Mr. Corbett has extensive capital market and governance experience from both public and private environments. Mr. Corbett holds a Bachelor of Science in Business Administration from the University of Kansas. Mr. Corbett is a board member of two privately held medical device companies. We believe Mr. Corbett is qualified to serve on our Board of Directors based on his global commercial and operating expertise in supporting life sciences companies to execute their medical and scientific strategies, as well as his executive expertise in leading the commercial, manufacturing, and operational efforts of high-growth companies.

Professor Suzanne Crowe AO has served as a Director since January 2016. Australian-based, she is a physician-scientist and ASX/Nasdaq-listed company director with expertise in supporting companies with their medical and scientific strategies. A Fellow of the Australian Institute of Company Directors, and Emeritus Professor, Monash University Melbourne, she is currently a Director of Sonic Healthcare Ltd, a large global medical diagnostics company. Past board positions include St. Vincent’s Health Australia Ltd (2012-2021), the country’s largest not-for-profit health and aged care provider. After 35 years at both, she has recently retired from the Burnet Institute, having served as Associate Director Clinical Research, and The Alfred Hospital Melbourne, where she held the appointment of Senior Specialist Physician in Infectious Diseases. She was appointed as Officer of the Order of Australia in June 2020 in recognition of her distinguished services to health, clinical governance, biomedical research, and education. We believe Professor Crowe is qualified to serve on our Board of Directors based on her technical experience and extensive expertise in supporting companies with their medical and scientific strategies.

Jeremy Curnock Cook has served as a Director since October 2012. He is a veteran in the life sciences/healthcare industry and has been actively supporting the commercialization of healthcare innovations and helping entrepreneurs build their international businesses over the past 45 years. Founder and Managing Director of BioScience Managers, Mr. Curnock Cook brings his decades of international experience to our Board of Directors. Over his career, Mr. Curnock Cook has successfully managed in excess of U.S. $1 billion in equity investments. He launched the first dedicated biotechnology fund for the Australian market and is a former head of the life science private equity team at Rothschild Asset Management, an early pioneer and significant investor in the sector. In his early career he founded the International Biochemicals Group which he successfully sold to Royal Dutch Shell. Mr. Curnock Cook founded a European-focused seed fund with Johnson & Johnson and built the International Biotechnology Trust. Mr. Curnock Cook has served on more than 40 boards of directors in the life science sector in the UK, Europe, USA, Canada, Japan and Australia. In addition to serving on our Board of Directors, Mr. Curnock Cook currently serves on the following boards: International BioScience Managers Ltd appointed March 2000, Bioscience Managers Pty Ltd appointed January 2003, REX Bionics Pty Ltd appointed February 2012, Sheldon LTD (formerly Sea Dragon) appointed October 2012, Adherium Ltd appointed April 2015, Bioscience Managers UK Ltd appointed August 2017, Marine Department Ltd, appointed January 2019, JLCC Ltd appointed December 2019, Tidal Sense LTD (formally CRiL) appointed November 2020 and Humanetix Ltd appointed September 2021. We believe Mr. Curnock Cook is qualified to serve on our Board of Directors based on his extensive experience in the life sciences sector.

Robert McNamara has served as a Director since April 2023. He is an accomplished senior executive with over 25 years of leadership experience in public and privately held companies in the medical device and technology industries. His extensive experience in operations and financial management spans across early stage, high growth, and mature companies. He is a former member of the Board of Directors and Chair of Audit Committee for Axonics, Inc. Additionally, Mr. McNamara is a member of the Board of Directors, Chair of the Compensation Committee, and member of the Audit Committee for Xtant Medical Holdings. Prior to these appointments, Mr. McNamara served as Executive Vice President, Chief Financial Officer of LDR Holding/Spine. Prior to this role, he served as the Chief Financial Officer of three publicly traded medical device companies including Accuray, Somnus Medical Technologies, and Target Therapeutics. Mr. McNamara holds a Bachelor of Science in Accounting from the University of San Francisco and an MBA from The Wharton School, University of Pennsylvania. We believe Mr. McNamara is qualified to serve on our Board of Directors because of his experience with financial management and other requirements of U.S. public and private companies, and considerable expertise in the medical device and technology industries.

Jan Stern Reed has served as a Director since July 2021. She has more than 35 years of legal, management and business leadership experience primarily within the healthcare industry, and brings significant expertise in corporate governance, compliance, and risk management. Ms. Stern Reed served as Senior Vice President, General Counsel and Corporate Secretary at Walgreens Boots Alliance, Inc., a global health and wellbeing company. Prior to Walgreens, Ms. Stern Reed was Executive Vice President, Human Resources, General Counsel and Corporate Secretary of Solo Cup Company, where she was responsible for the legal, human resources, internal audit, corporate communications, and compliance functions. Prior to Solo Cup Company, she was Associate General Counsel, Corporate Secretary and Chief Corporate Governance Officer at Baxter International, Inc. Ms. Stern Reed holds a Bachelor of Arts degree from the University of Michigan and a Juris Doctor from the Northwestern University Pritzker School of Law. Ms. Reed currently serves as a board member of Stepan Co. (NYSE: SCL), a major manufacturer of specialty and intermediate chemicals used in a broad range of industries, and AngioDynamics, Inc. (NASDAQ: ANGO), an industry-leading and transformative medical technology company focused on restoring healthy blood flow in the body’s vascular system, expanding cancer treatment options, and improving quality of life for patients. We believe Ms. Stern Reed is qualified to serve on our Board of Directors based on her extensive experience in legal, corporate governance, compliance, human resources, enterprise risk management, and general business management and executive leadership.

Cary Vance has served as a Director since April 2023. Mr. Vance has over 25 years of extensive leadership experience with commercial and operational expertise in the healthcare industry. He was most recently the Chairman, President and Chief Executive Officer of PhotoniCare, Inc. Prior to this appointment, he was President and CEO of Titan Medical, and he served as an independent director for its Board of Directors as well. Previously, Mr. Vance served as President and CEO of XCath, a privately held neurovascular robotics company, having also served in similar roles at OptiScan Biomedical, Myoscience, and Hansen Medical. He strategically transformed and commercialized these businesses and markets with disruptive, enabling, and game-changing novel technologies. Mr. Vance has also executed on equity and debt financing strategies as an integral step to successful value creation and M&A events. Prior to his role at Hansen Medical, he served in various global executive leadership roles at Teleflex, Covidien, and GE HealthCare. Mr. Vance is Lean/Six Sigma Black Belt Certified, NACD Certified, and holds both a Bachelor of Arts degree in Economics and an MBA from Marquette University. We believe Mr. Vance is qualified to serve on our Board of Directors based on his leadership experience and extensive expertise in commercial and operations in the healthcare industry.

There are no family relationships between any of our directors or executive officers. There are no legal proceedings related to any of the directors or executive officers that must be disclosed pursuant to Items 103(c)(2) or 401(f) of Regulation S-K.

Director Independence

Our Board of Directors has determined that Lou Panaccio, Professor Suzanne Crowe, Jeremy Curnock Cook, Robert McNamara, Jan Stern Reed, and Cary Vance are each independent within the meaning of the director independence standards of Nasdaq Listing Rules. Furthermore, our Board of Directors has determined that all of the members of our Audit Committee, Human Capital and Compensation Committee, and Nominating and Corporate Governance Committee are independent within the meaning of the director independence standards of the Nasdaq Listing Rules and the applicable rules of the SEC.

Our Board of Directors has determined that James Corbett is not independent under the director independence standards of the Nasdaq Listing Rules.

Current Committee Table

The current committees of the Board of Directors and their respective members are as follows:

Director	Independent	Human Capital and Compensation Committee	Audit Committee	Nominating and Corporate Governance Committee
Lou Panaccio	X	Member	Member	Member
Professor Suzanne Crowe	X	Member	Member	Member
Jeremy Curnock Cook	X	Member	Member	Member
Robert McNamara	X	Member	Chair	Member
Jan Stern Reed	X	Member	Member	Chair
Cary Vance	X	Chair	Member	Member

Each of these committees operates under a written charter and reports regularly to the Board of Directors. A copy of each of these committee charters is available in the “Investors” section of the Company’s website under the heading “Corporate Governance” at ir.avitamedical.com, and copies may also be obtained by request through the “Contact” heading at the same website address. Our Internet website and the information contained therein or connected thereto are not intended to be incorporated into this Proxy Statement.

Audit Committee

We have an Audit Committee in accordance with Section 3(a)(58)(A) of the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”). Our Audit Committee assists our Board of Directors in overseeing the accounting and financial reporting processes of our company and audits of our financial statements, including the integrity of our financial statements and internal financial controls, compliance with legal and regulatory requirements, the qualifications and independence of our registered public accounting firm, and such other duties as may be directed by our Board of Directors. The Audit Committee is also required to oversee the Company's enterprise risk management processes in conjunction with the Board of Directors.

Nasdaq Listing Rules require us to establish an audit committee comprised of at least three members, each of whom is financially literate and satisfies the independence requirements of the SEC and Nasdaq and one of whom has accounting or related financial management expertise at senior levels within a company. In addition, the ASX Listing Rules and the 4th Edition of the ASX Corporate Governance Council's Corporate Governance Principles and Recommendations (the “ASX Council Principles”) require us to have an Audit Committee comprised of at least three members, all of whom are non-executive Directors and a majority of whom are “independent directors,” and which is chaired by an independent director who is not the chair of the Board.

Our Audit Committee currently consists of six Board members, each of whom satisfies the independence requirements (thereby, is an “independent director”) of the SEC, Nasdaq Listing Rules, the ASX Listing Rules, and the ASX Council Principles. The Audit Committee is composed of Professor Crowe, Mr. Curnock Cook, Mr. McNamara, Mr. Panaccio, Ms. Stern Reed, and Mr. Vance.

Mr. McNamara is the current Audit Committee Chair and was appointed to that role as of May 2023, following his appointment to the Board of Directors. Our Board of Directors has determined that Mr. McNamara is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee meets at least four times per year.

The Audit Committee held a total of four meetings during the annual period ended December 31, 2024. All members of the Audit Committee attended at least 75% of the meetings held during the time in which they were each a member of the Audit Committee.

Professor Crowe and Mr. Curnock Cook were appointed by the Board of Directors to serve as members of the Audit Committee, effective November 5, 2024. Prior to their appointments, both were in attendance at all Audit Committee meetings in 2024 as observers in their capacity as non-executive directors.

Human Capital and Compensation Committee

Our Board of Directors has established a Compensation Committee (renamed the Human Capital and Compensation Committee, as of its February 11, 2025 meeting), which is comprised of independent directors within the meaning of Nasdaq Listing Rules and the ASX Council Principles. The Human Capital and Compensation Committee is currently comprised of Professor Crowe, Mr. Curnock Cook, Mr. McNamara, Mr. Panaccio, and Ms. Stern Reed, and Mr. Vance, each of which is a non-executive director in accordance with the Nasdaq Listing Rules and ASX Listing Rules; further, Mr. Vance serves as the Chair, in accordance with ASX Council Principles. The Human Capital and Compensation Committee is responsible for reviewing the salary, incentives, and other benefits of our directors, senior executive officers and employees, and to make recommendations on such matters for approval by our Board of Directors. The Human Capital and Compensation Committee is also responsible for overseeing and advising our Board of Directors with regard to the adoption of policies that govern our compensation programs.

The Human Capital and Compensation Committee held a total of five meetings during the annual period ended December 31, 2024. All members of the Compensation Committee attended at least 75% of the meetings held during the time in which they were each a member of the Human Capital and Compensation Committee. Mr. McNamara was appointed by the Board of Directors to serve as a member of the Human Capital and Compensation Committee, effective November 5, 2024. Prior to his appointment, Mr. McNamara was in attendance at all Human Capital and Compensation Committee meetings in 2024 as an observer, in his capacity as a non-executive director.

Nominating and Corporate Governance Committee

Our Board of Directors has established a Nominating and Corporate Governance Committee. Under the ASX Council Principles, our Nominating and Corporate Governance Committee should have at least three members, a majority of whom are independent, and should also be chaired by an independent director. Professor Crowe, Mr. Curnock Cook, Mr. McNamara, Mr. Pannacio, Ms. Stern Reed, and Mr. Vance are the current members of the Nominating and Corporate Governance Committee and each qualifies as an independent director within the meaning of Nasdaq Listing Rules and the ASX Council Principles. Ms. Stern Reed is the Chair of this Committee.

The Nominating and Corporate Governance Committee held a total of four meetings during the annual period ended December 31, 2024. All members of the Nominating and Corporate Governance Committee attended at least 75% of the meetings held during the time in which they were each a member of the Nominating an Corporate Governance Committee. Mr. Pannacio and Mr. Vance were appointed by the Board of Directors to serve as members of the Nominating and Corporate Governance Committee, effective November 5, 2024. Prior to their appointments, both were in attendance at all Nominating and Corporate Governance Committee meetings in 2024 as observers, in their capacity as non-executive directors.

Additionally, the Nominating and Corporate Governance Committee oversees, reviews, and receives updates on the Company’s significant legal and regulatory compliance matters, with the exception that matters with financial implications are referred to and reviewed by the Audit Committee. Matters within the Committee’s oversight responsibilities may include, without limitation, compliance with laws, fair dealing, employee health and safety, data privacy, employment, anti-bribery, work environment, interactions with health care professionals, and product quality compliance.

The Nominating and Corporate Governance Committee also oversees, reviews, and receives updates regarding the Company’s ethics and compliance reporting mechanisms and significant investigations. This includes reviewing reports on (i) the process for how ethics and compliance issues are identified and reported to the Company’s Compliance officers; (ii) all significant investigations directed by the Company's Compliance officers pursuant to the Company’s compliance hotline and other reporting mechanisms maintained by the Company; and (iii) reinforcing the need for confidentiality, independence, objectivity, and professionalism as guiding principles in the investigative process.

Process for Nominating Potential Director Candidates

The Nominating and Corporate Governance Committee is responsible for identifying and evaluating potential director candidates and recommending qualified candidates for election by the stockholders consistent with a skills matrix maintained by the Board of Directors. Nominees for director are selected by the Nominating and Corporate Governance Committee on the basis of their (i) academic, financial, business leadership, and other expertise useful to the oversight of the Company’s business; (ii) integrity, demonstrated sound business judgment, and high moral and ethical character; (iii) diversity of viewpoints, backgrounds, experiences, and other demographics; (iv) business or other relevant professional experience; (v) capacity and desire to represent the balanced, best interests of the Company and its stockholders as a whole and not primarily a special interest group or constituency; (vi) ability and willingness to devote time to the affairs and success of the Company and in fulfilling the responsibilities of a director; and (vii) the extent to which the interplay of the candidate’s expertise, skills, knowledge, and experience with that of other Board members will build a Board of Directors that is professional, effective, collegial, and responsive to the needs of the Company.

The Nominating and Corporate Governance Committee identifies candidates of diverse backgrounds and considers all candidates equally. The Nominating and Corporate Governance Committee reviews the background and qualifications of each nominee to determine such nominee’s experience, competence, character, and potential contribution to the Board of Directors and its committees, taking into account the then existing composition of the Board of Directors and such other factors as the Nominating and Corporate Governance Committee deems appropriate. The Board of Directors should collectively possess skills, industry, knowledge, and expertise, and other experience useful for the effective oversight of the Company’s business. The Nominating and Corporate Governance Committee believes that the business experience of its directors has been, and continues to be, critical to the Company’s continued growth.

The Nominating and Corporate Governance Committee values the input of stockholders in identifying director candidates. Accordingly, although the Nominating and Corporate Governance Committee does not have a specific policy with regard to the consideration of candidates recommended by stockholders, the Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria as it applies to recommendations from the Nominating and Corporate Governance Committee, directors and members of management. Any such nominations should be submitted to the Nominating and Corporate Governance Committee in line with the instructions provided later in this Proxy Statement under the caption “Requirements for Stockholder Proposals to be Brought Before the 2026 Annual Meeting of Stockholders” and in compliance with other specific procedural requirements set forth in the Bylaws.

Board Meetings

The Board of Directors held a total of six meetings during the annual period ended December 31, 2024. All members of the Board of Directors attended at least 75% of the meetings of the Board of Directors and of any Board Committee on which they served during the time in which they were a member of the Board of Directors or such Board Committee.

Additionally, during the calendar year ending December 31, 2025, the Board of Directors is currently scheduled to meet five times.

Director Attendance at Annual Meeting of Stockholders

The Board of Directors encourages all directors and director nominees to attend the Company’s Annual Meeting. All members of our Board of Directors then serving on the Board of Directors were present at the 2024 Annual Meeting of Stockholders.

Code of Business Conduct and Ethics

The Company has adopted a written code of business conduct and ethics that applies to all Company directors, officers, employees, and consultants (the “Code of Ethics”) for which it provides training on an annual basis. A copy of the Code of Ethics is posted under the heading “Corporate Governance” on the Investor Relations section of the Company’s website, which is located at https://avitamedical.com/. If the Company makes any substantive amendments to, or grants any waivers from, the Code of Ethics for any officer or director, the Company will disclose the nature of such amendment or waiver on its website or in a current report on Form 8-K.

Insider Trading and Securities Dealing Policy

We have adopted an Insider Trading and Securities Dealing Policy (the “Insider Trading Policy”) which outlines certain procedures governing the purchase, sale and/or other dispositions of our securities by our directors, officers, employees, and, to the extent that they possess material non-public information, certain consultants, contractors or other individuals retained by the Company. These Insider Trading Policy procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to our Company. Our Insider Trading Policy has been filed as Exhibit 19 to our 2024 Annual Report on Form 10-K, as required by the rules and regulations of the SEC.

Board Leadership Structure

The current non-executive Chairman of the Board of Directors is Lou Panaccio, who is an independent director under Nasdaq Listing Rules and for the purposes of the ASX Council Principles. The roles of Chairman of the Board and Company’s CEO are separate. The Board of Directors believes that the separation of these roles of the Chairman of the Board and CEO allows the Company’s CEO to focus primarily on the Company’s business strategy, operations, and corporate vision. The CEO is the only non-independent, executive director on the Board of Directors, with the remaining directors on the Board being independent non-executive directors, and with each of the Committees of the Board being comprised solely of independent non-executive directors. The Company does not have a policy mandating an independent lead director. The independent non-executive directors meet regularly in executive session without the presence of the CEO (a non-independent, executive director). As of the date of this Proxy Statement, 33% of the independent non-executive directors are female.

Risk Oversight

While management is responsible for assessing and managing risks to the Company on a day-to-day basis, the Company’s Board of Directors oversees management’s efforts to assess and manage risk. The Board of Directors (in conjunction particularly with the Audit Committee) monitors and receives advice on areas of operational and financial risk and considers strategies for appropriate enterprise risk management arrangements. Specific areas of enterprise risk which are regularly considered at Board meetings include: product portfolio expansion, acceptance by regulatory authorities of the Company’s products, government and private payor reimbursement, clinical research data, cash management and profitability, expansion into international markets, human resources, and continuous disclosure obligations under ASX Listing Rules. Additional areas of focus for the Board of Directors include, but are not limited to:

•
managing the Company’s long-term growth;
•
strategic and operational planning, including significant acquisitions and the evaluation of the Company’s capital structure; and
•
legal and regulatory compliance.

While the Board of Directors has the ultimate oversight responsibility for the Company’s risk management policies and processes, the committees of the Board of Directors also have responsibility for risk oversight. As noted above, the Company’s Audit Committee assists the Board of Directors to meet its oversight responsibilities in respect of various areas of enterprise risk for the Company including risks associated with its financial statements and financial reporting, internal control processes and the audit function, as well as mergers and acquisitions, credit and liquidity, and financial compliance matters. The Human Capital and Compensation Committee considers the risks associated with the Company’s compensation policies and practices with respect to both executive compensation and employee compensation. The Nominating and Corporate Governance Committee oversees risks associated with the Company’s overall governance and compliance practices, and the leadership structure of the Board of Directors.

The Company’s Board of Directors stays informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board of Directors. The Board of Directors’ role in risk oversight is coordinated with the Company’s executive leadership, with the Chief Executive Officer and other members of senior management assessing and managing the Company’s risk exposure, and reporting concerns, progress, and processes relating to such risk management to the Board of Directors and committees as they provide oversight to the Company in connection with those efforts.

Cybersecurity Risk Management and Strategy

The Company has implemented an Information Security Management System (“ISMS”). The Company’s ISMS is a continuous process designed to analyze the potential risks, vulnerabilities, the likeliness of occurrence, and the related consequences of cybersecurity threats. The process is based on establishing the context, assessing the risks, and treating the risks. The key concept of the ISMS is to consistently maintain and improve confidentiality, integrity, and availability of information assets that should be protected by the organization on behalf of itself and its clients, and third parties. The Company has a cybersecurity incident response plan in place that provides a documented framework for handling high and low severity security incidents and facilitates coordination across multiple parts of the business. The Company also conducts internal phishing campaigns and performs an independent penetration test on an annual basis. In addition, we conduct regular security awareness training and testing of our employees. Finally, the Company engages an independent third-party cybersecurity services and consulting firm to continuously review our information security. The Company has not had any material cybersecurity incidents.

The Company’s ISMS is established in accordance with the requirements of International Organization for Standardization 27001 and 27002 (“ISO 27001” and “ISO 27002”). The ISO 27001 provides a framework and guidelines for establishing, implementing and managing an ISMS and ISO 27002 provides a reference set of generic information security controls including implementation guidance.

Disclosure of Management’s Responsibility

The Company’s Chief Financial Officer (the “CFO”) is primarily responsible for overseeing the Cybersecurity Risk Management Program and leading the Company’s efforts to mitigate technology risks in partnership with various business leaders in the organization. For qualifications of the CFO refer to Item 10 of the 2024 Form 10-K, filed with the SEC on February 13, 2025 (and lodged on the ASX on February 14, 2025). The Company has protocols, policies and tools in place to mitigate cybersecurity risk. They also provide the administrative, technical, and physical safeguards to ensure the security, confidentiality, integrity and availability of confidential information and personal information from unauthorized access, use, disclosure, alteration, destruction or theft. In addition, the Company engages its external auditor to assess our IT internal controls on an annual basis.

Disclosure of the Board’s Responsibility

While management is primarily responsible for assessing and managing cybersecurity risks on a day-to-day basis, the Company’s Board of Directors oversees management’s efforts to assess and manage risk. The Board of Directors (in conjunction particularly with the Audit Committee) monitors the cybersecurity risk assessment and response process. The Audit Committee reviews the adequacy and effectiveness of the Company’s information security policies and procedures related to information security and cybersecurity at least annually. The review may include discussions on topics such as: information security and technology risks, cybersecurity risk assessment processes and updates, information risk management strategies, and progress on cybersecurity and data protection training initiatives for employees, among others.

For more information on the Company’s Cybersecurity Risk Management and Strategy, please see the Company’s Annual Report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2024, filed with the SEC on February 13, 2025 (and lodged on the ASX on February 14, 2025).

Stockholder and Interested Party Communications with Directors

Stockholders may communicate with the Board of Directors, members of particular committees, or individual directors by sending a letter to such persons in care of the Company’s Corporate Secretary at its principal executive offices. The Corporate Secretary has the authority to disregard, or to take other appropriate actions with respect to, any inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit the correspondence to the Chairman of the Board of Directors or to the committee or specific director to whom the correspondence is directed. Communications regarding the inclusion of proposals for stockholder vote in an annual meeting of the Company must comply with the Company’s bylaws.

Director Compensation

The following table sets forth certain information regarding the compensation earned by or awarded to each non-employee director who served on the Company’s Board of Directors during the fiscal year ended December 31, 2024 (in U.S. dollars). The Company does not provide separate compensation to its executive director, James Corbett, who, while a member of the Board of Directors, served as the Company’s CEO for the fiscal year ended December 31, 2024. Mr. Corbett’s compensation for his services as CEO is provided in the executive compensation disclosures below.

	Fees earned in cash (1)	Stock awards (2)	Option awards (3)	Total
Non-Executive Directors
Lou Panaccio - Chairman	$123,278	$87,492	$24,482	$235,252
Suzanne Crowe	84,055	87,492	24,482	204,474
Jeremy Curnock Cook	84,055	87,492	24,482	204,474
Robert McNamara	91,167	87,492	24,482	214,474
Jan Stern Reed	97,500	87,492	24,482	209,474
Cary Vance	95,778	87,492	24,482	207,752
Total Non-Executive Directors	$575,833	$524,952	$146,893	$1,275,901

(1)
Amounts are composed of the following: $70,000 for fees as a Board Member, $35,000 for Chair of the Board, $20,000 for Audit Committee Chair, $15,000 for Human Capital and Compensation Committee Chair, $10,000 for Nominating and Corporate Governance Committee Chair, $10,000 for Audit Committee member, $7,500 for Human Capital and Compensation Committee member, and $5,000 for Nominating and Corporate Governance Committee member. As the Board modified the composition of its Committees at its November 5, 2024 meeting, with such Committees to be comprised of all independent, non-executive directors, certain amounts represent pro rata compensation for each such director’s participation on those Committees through December 31, 2024.

(2)
Amounts in this column represent grants of restricted stock units (“RSUs”) with the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, the fair value amount determined at the date of grant in accordance with U.S. GAAP based on the closing price of our Common Stock on the grant date. These RSU grants vest 12 months following the grant date, subject to continued participation as Board members through such vesting date.

(3)
Amounts in this column represent grants of stock options with the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Amounts in this column represent option grants issued to the individuals noted, based on the fair value determined at the date of grant in accordance with U.S. GAAP. These option grants vest 12 months following the grant date, subject to continued participation as Board members.

Vote Required

Directors are elected by a plurality of votes cast at the Annual Meeting, which means that the seven director nominees receiving the highest number of “FOR” votes will be elected as directors of the Company. Abstentions and broker non-votes are not counted as votes cast with respect to each director, and therefore, will have no direct effect on the outcome of the election of directors.

Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors, on the recommendation of the Audit Committee, has appointed Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Stockholders previously approved the ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm at the 2024 Annual Meeting for the fiscal year ended December 31, 2024. This proposal seeks stockholder approval for the ratification of the appointment of Grant Thornton LLP to serve as the Company’s registered public accounting firm for the fiscal year ending December 31, 2025.

The Board of Directors recommends that you vote to ratify such appointment.

Representatives of Grant Thornton LLP are expected to be available at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Fees

The aggregate fees billed or accrued to us by Grant Thornton LLP for services rendered for the years-ended December 31, 2024 and 2023, are set forth in the table below:

	Year Ended	Year Ended
	December 31, 2024	December 31, 2023
Audit fees - Grant Thornton LLP (1)	$726,716	$775,020
Audit fees - Grant Thornton UK LLP (1)	--	47,301
Tax fees - Grant Thornton LLP (2)	175,652	137,812
Total fees	$902,368	$960,133

(1)
Audit fees consist of fees for the professional services by the principal accountant for the audit of the registrant’s annual financial statements and review of financial statements included in the registrant’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
(2)
Tax fees include the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Pre-Approval Practice

The Audit Committee’s policy is for the Audit Committee to approve all audit and non-audit services prior to such services being performed by the independent registered public accounting firm. Before engaging an independent registered public accounting firm to render audit or non-audit services, the engagement is approved by the Company’s Audit Committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee pre-approved all audit services provided by independent registered public accountants during the years-ended December 31, 2024 and 2023.

Vote Required

Ratification of the appointment of Grant Thornton LLP requires a number of “FOR” votes that is a majority of the voting power of the shares of Common Stock of the Company that are present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal No. 2, with abstentions having the same effect as votes “AGAINST” this Proposal No. 2. We do not expect any broker non-votes with respect to the Proposal No. 2 and therefore a failure to instruct your broker on how to vote on such matter will have no effect on the vote on Proposal No. 2.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Grant Thornton LLP.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Company’s Board of Directors in its oversight of the Company’s financial reporting process. All six members of the Audit Committee qualify as independent directors under Nasdaq Listing Rules for public companies and the independence requirements of Rule 10A-3 promulgated under the Exchange Act, and the Board of Directors has determined that one member is qualified as an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K. All six members of the Audit Committee are also considered to be independent for the purposes of the 4th Edition of the ASX Council Principles. The Audit Committee’s charter can be viewed online on the Company’s website.

In fulfilling its duties, the Audit Committee reviewed and discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, with management and the Company’s independent auditor, Grant Thornton LLP. Management is responsible for the financial statements and the reporting process, including the systems for internal control over financial reporting. The independent auditor is responsible for performing an independent audit of the Company’s financial statements in accordance with accounting principles generally accepted in the United States, and for expressing an opinion on these financial statements based on the audit.

The Audit Committee met with the independent auditor with and without management present and discussed those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee also received the independent auditor’s written disclosures and letter regarding its independence, in accordance with applicable PCAOB requirements; and discussed such independence with the independent auditor.

Based on the above reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company’s Form 10-K for the year ended December 31, 2024, for filing with the SEC.

Submitted by the Audit Committee:

Robert McNamara, Chair of the Audit Committee

Lou Panaccio

Suzanne Crowe

Jeremy Curnock Cook

Jan Stern Reed

Cary Vance

Date: April 22, 2025

CERTAIN INFORMATION ABOUT OUR COMMON STOCK

Security Ownership of Certain Beneficial Owners and Management

The following table provides certain information regarding the ownership of the Company’s Common Stock (including CDIs), as of April 10, 2025, by each person or group of affiliated persons known to us to be the beneficial owner of more than 5% of the Company’s Common Stock (including Common Stock represented by CDIs); each of the Company’s named executive officers; each of its directors; and all of its executive officers and directors as a group. The table also sets out the names of all persons (of which the Company is aware) who have disclosed pursuant to the Corporations Act 2001 (Cth) that they are substantial shareholders of the Company and carry 5% or more of the voting rights attached to the issued securities of the Company.

Unless otherwise indicated in the table or the related notes, the address for each person named in the table is c/o AVITA Medical, Inc., 28159 Avenue Stanford, Suite 220, Valencia, CA 91355.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Class (2)
	More than 5% stockholders:
	BlackRock, Inc. 50 Hudson Yards New York, NY 10001	1,806,149	(3)	6.83%
	The Vanguard Group, Inc. 100 Vanguard Blvd., Malvern, PA 19355	1,392,780	(4)	5.27%
	Directors and named executive officers:
Common Stock	Lou Panaccio	66,912	(5)	*
Common Stock	Jeremy Curnock Cook	44,348	(6)	*
Common Stock	Professor Suzanne Crowe	51,446	(7)	*
Common Stock	Jan Stern Reed	60,448	(8)	*
Common Stock	Cary Vance	31,844	(9)	*
Common Stock	Robert McNamara	51,844	(10)	*
Common Stock	James Corbett	315,537	(11)	1.19%
Common Stock	David O'Toole	117,401	(12)	*
Common Stock	Nicole Kelsey	-		*
	All executive officers and directors as a group (9 persons)	739,780		2.80%

* Represents beneficial ownership of less than 1% of the outstanding Common Stock.

(1)
Except as otherwise indicated, we believe that the beneficial owners of the Common Stock (including Common Stock represented by CDIs) listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with applicable U.S. securities laws and generally takes into consideration voting and/or investment power with respect to such securities.
(2)
Percentage of ownership is based on 26,434,658 shares of our Common Stock issued and outstanding as of April 10, 2025 (including Common Stock represented by CDIs). Common Stock subject to options or RSUs that are exercisable or vest within 60 days of April 10, 2025 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or RSUs but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(3)
BlackRock, Inc., a Delaware corporation (“BlackRock”), has the sole power to vote or to direct the vote of 1,794,173 shares, the shared power to vote or to direct the vote of 0 shares, the sole power to dispose or to direct the disposition of 1,806,149 shares, and shared power to dispose or to direct the disposition of 0 shares. The principal address of BlackRock is 55 East 52nd Street, New York, NY 10055. This information has been obtained from the Schedule 13G/A filed by
BlackRock with the SEC on January 26, 2024.
(4)
The Vanguard Group, a Pennsylvania corporation (“Vanguard”), has the sole power to vote or to direct the vote of 0 shares, the shared power to vote or to direct the vote of 40,849 shares, the sole power to dispose or to direct the disposition of 1,342,197 shares, and shared power to dispose or to direct the disposition of 50,583 shares. The principal address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. This information has been obtained from the Schedule 13G/A filed by The Vanguard Group, Inc. with the SEC on February 13, 2024.
(5)
Reflects 23,114 shares of Common Stock and 100,320 CDIs, which represent 20,064 shares of Common Stock. These CDIs include 29,860 CDIs (representing 5,972 shares of Common Stock) that are held by The Panaccio Superannuation Fund. In addition, the amount includes 14,534 stock options and 9,200 RSUs to acquire a total of 23,734 shares of our Common Stock within 60 days of April 10, 2025.

(6)
Reflects 20,614 shares of Common Stock, as well as 14,534 stock options and 9,200 RSUs to acquire a total of 23,734 shares of our Common Stock within 60 days of April 10, 2025.
(7)
Reflects 23,114 shares of Common Stock and 22,990 CDIs (representing 4,598 shares of our Common Stock), as well as 14,534 stock options and 9,200 RSUs to acquire a total of 23,734 shares of our Common Stock within 60 days of April 10, 2025.
(8)
Reflects 31,789 shares of Common Stock, as well as 19,459 stock options and 9,200 RSUs to acquire a total of 28,659 shares of our Common Stock within 60 days of April 10, 2025.
(9)
Reflects 9,633 shares of Common Stock, as well as 9,553 stock options and 12,658 RSUs to acquire a total of 22,211 shares of our Common Stock within 60 days of April 10, 2025.
(10)
Reflects 29,633 shares of Common Stock, as well as 9,553 stock options and 12,658 RSUs to acquire a total of 22,211 shares of our Common Stock exercisable within 60 days of April 10, 2025.
(11)
Reflects 11,580 shares of Common stock, as well as 303,957 stock options to acquire 303,957 shares of our Common Stock exercisable within 60 days of April 10, 2025.
(12)
Reflects 25,734 shares of Common stock, as well as 91,667 stock options to acquire 91,667 shares of our Common Stock exercisable within 60 days of April 10, 2025.

Executive Officers

The following table sets forth certain information regarding our executive officers:

Name	Age	Position	Date First Appointed
James Corbett	66	Chief Executive Officer	September 2022
David O'Toole	66	Chief Financial Officer	June 2023
Nicole Kelsey	58	Chief Legal and Compliance Officer and Corporate Secretary	July 2024

James Corbett is discussed above in the “Business Experience” section of Proposal No. 1.

David O'Toole is an accomplished financial executive with extensive experience in both public company operations and capital markets, Mr. O’Toole joined AVITA Medical in 2023 as its Chief Financial Officer. Mr. O’Toole most recently served as CFO of Opiant Pharmaceuticals, a biopharmaceutical company developing treatments for addiction and drug overdose, which was acquired by Indivior in March of 2023. Prior to that, he served as CFO of Soleno Therapeutics, a company focused on the development and commercialization of novel therapeutics for the treatment of rare diseases. Prior to Soleno, Mr. O’Toole held the role of CFO for three publicly traded life sciences companies where he built and led high-performance teams. Prior to his CFO experience, he spent over 24 years in public accounting, including 16 years with Deloitte & Touche. He holds a Bachelor of Science in accounting from the University of Arizona and is a Certified Public Accountant (non-active).

Nicole Kelsey has served as Chief Legal and Compliance Officer, and Corporate Secretary since July 2024. Ms. Kelsey has over 25 years of executive legal experience with expertise in M&A, securities, corporate governance, and compliance. Ms. Kelsey previously served as Chief Legal Officer and Secretary for Amyris, Inc., a biotech company, and as General Counsel and Secretary of Criteo, a leader in commerce marketing based in Paris with global operations. Prior to joining Criteo, Ms. Kelsey was the senior securities lawyer for Medtronic, a global leader in healthcare technology; she served as head M&A attorney for CIT Group, Inc.; was the general counsel and chief compliance officer of a specialty art financing firm; and was the senior corporate attorney for the international conglomerate Vivendi. Before going in-house, Ms. Kelsey practiced with the law firms of White & Case and Willkie, Farr & Gallagher, in Paris and New York. A Fulbright scholar, Ms. Kelsey holds a Juris Doctor degree from the Northwestern University Pritzker School of Law and a Bachelor of Arts degree in Political Science and International Studies from The Ohio State University, and is admitted to practice law in New York and Minnesota.

Executive Compensation

Compensation Principles

The Human Capital and Compensation Committee is governed by a Human Capital and Compensation Committee Charter (the “Charter”) which it reviews, and updates as necessary, on an annual basis. The Charter outlines responsibilities of the members, which include the following: reviewing the Company’s overall compensation policies and practices; reviewing, and recommending for Board approval, the executive compensation program for the Company’s executive management team, including the CEO; and reviewing, and recommending for Board approval, the Company’s independent compensation consultant on an annual basis.

Human Capital and Compensation Committee

Upon review of benchmarking data and recommendations provided by the Company’s independent compensation consultant, Compensia, the Human Capital and Compensation Committee reviews compensation for the Board, and makes recommendations regarding the same for Board approval, on an annual basis.

In addition, the Human Capital and Compensation Committee reviews, and recommends for Board approval, the compensation for the Company’s executive leadership team based on industry benchmarking data and guidance provided by Compensia, as follows: (a) the compensation of the CEO; and (b) based on the performance evaluations of, and suggested compensation recommendations for, each member of the Company’s executive leadership team provided by the CEO, the compensation of the members of the Company’s executive leadership team, as necessary and no less than annually. Specifically, the CEO makes recommendations to the Human Capital and Compensation Committee for review and modification (if applicable) regarding the base salary, bonuses, and equity incentive awards for each member of the Company’s executive leadership team. The Human Capital and Compensation Committee undertakes its review of the compensation of each of the Board and the Company’s executive leadership team (including the compensation of the CEO) with the objectives to align such compensation with the Company’s short-term and long-term goals in order to ensure maximum stakeholder benefit from the recruitment and retention of a high-quality Board and executive leadership team.

Additionally, the Human Capital and Compensation Committee, upon input from the CEO (as assisted by certain members of the executive leadership team), reviews and recommends for Board approval, the overall bonus and equity incentive awards for employees of the Company.

Resignation, Retirement, or Termination for Cause, or Resignation without Good Reason Arrangements

Except as discussed below under “Former General Counsel Retirement,” the Company does not have any agreements or plans that would provide additional compensation in connection with a retirement for any named executive officer of the Company.

Potential Payments upon Involuntary Termination, Resignation without Good Reason

The Company’s standard employment contract for its named executive officer provides for the following severance payments upon termination by the Company without cause or by the employee for good reason (as defined in the particular employment agreement): (i) payment of the employee’s then-current base salary for a period of 18 months for the CEO and 12 months for the CFO or CLCO, following termination; (ii) a pro-rated target bonus for the period during which the employee was employed in the year of termination; (iii) continued coverage under our group health and benefits plan consistent with the term of the base salary; and (iv) immediate acceleration of unvested stock options and restricted stock unit awards.

Summary Compensation Table

The following table presents information regarding the compensation paid to, our earned by, our named executive officers, Mr. Corbett, Mr. O'Toole, Ms. Kelsey, and Ms. Shiroma for the fiscal years ended December 31, 2024 and 2023.

Name and Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation (2)		Total
Named Executive Officers:		($)	($)	($)	($)		($)
James Corbett	2024	684,231	459,000	2,080,166	20,487		3,243,885
Chief Executive Officer	2023	625,000	491,188	912,500	39,987	(3)	2,068,675
David O'Toole	2024	459,253	195,500	1,068,666	54,109	(4)	1,777,528
Chief Financial Officer	2023	245,048	146,753	1,607,150	7,875		2,006,826
Nicole Kelsey *	2024	228,475	95,625	784,700	179,390	(5)	1,288,190
Chief Legal and Compliance Officer	2023	-	-	-	-		-
Donna Shiroma **	2024	229,072	113,250	854,933	491,541	(6)	1,688,796
Former General Counsel	2023	431,526	209,829	547,500	47,249	(7)	1,236,104

* Ms. Kelsey joined the Company on July 1, 2024.

** Ms. Shiroma retired on June 28, 2024 and entered into a Separation Agreement and Release (the “Separation Agreement”) with the Company, effective as of July 6, 2024 (the “Effective Date”). Pursuant to the Separation Agreement, Ms. Shiroma received (i) a lump sum payment of $453,000, less applicable withholdings, representing one year of her base annual salary on the retirement date, (ii) a lump sum payment of $113,250, less applicable withholdings, representing a prorated bonus for 2024 assuming 100% of achievement, (iii) 12 months of medical, dental and vision insurance premiums and (iv) accelerated vesting of unvested options and RSUs on the Effective Date. On July 1, 2024, Ms. Shiroma and the Company entered into a one-month Consulting Agreement (the “Consulting Agreement”), pursuant to which Ms. Shiroma was to provide transition services to her successor. In consideration for the services provided under the Consulting Agreement, Ms. Shiroma received compensation of $40,000.

(1)
Amounts in this column represent awards of stock options with the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Amounts in this column represent option awards issued to the individuals noted, based on the fair value determined at the date of grant in accordance with U.S. GAAP. The vesting of these option awards are subject to various performance or tenure related criteria.
(2)
Amounts in this column represent all other compensation for the covered fiscal year that the smaller reporting company could not properly report in any other column of the Summary Compensation Table. This may include the non-qualified deferred compensation employer match, 401(k) match, and fringe benefits such as car allowance, accommodations and medical benefits, along with related taxes on grossed-up fringe benefits, as further detailed in the footnotes below.
(3)
Amounts represent accommodation costs associated with the CEO’s commute from his home to our offices in Valencia, California (including an amount necessary to gross up these costs for income tax purposes under U.S. federal and California State laws), and the Company’s 401(k) employer match contribution.
(4)
Amounts primarily relate to $27,550 of non-qualified deferred compensation employer match and the Company’s 401(k) employer match contribution.
(5)
Amount primarily relates to relocation assistance of $175,112.
(6)
Amounts primarily relate to $453,000 related to the Separation Agreement, $14,597 in non-qualified deferred compensation employer match and the Company’s 401(k) employer match contribution.
(7)
Amounts primarily relate to $28,045 in non-qualified deferred compensation employer match and the Company’s 401(k) employer match contribution.

Employment Contracts

The following table outlines the specified terms of the relevant employment contracts for the named executive officers of the Company. For compensation information of named executives refer to the table above.

Role	Name	Contract Duration	Period of Notice (2) (3)	Termination payments provided for by contract (1)
Chief Executive Officer (CEO)	James Corbett	Three years with automatic one-year extensions on each anniversary.	Termination by the Company with or without Cause – No notice period. Termination by executive- with or without Good Reason - 90 days prior written notice.	18 months
Chief Financial Officer (CFO)	David O'Toole	Open ended contract	Termination by the Company or Executive with or without Cause – No notice period.	12 months
Chief Legal and Compliance Officer (CLCO)	Nicole Kelsey	Open ended contract	Termination by the Company or Executive with or without Cause – No notice period.	12 months
Former General Counsel	Donna Shiroma	Open ended contract	Termination by the Company or Executive with or without Cause – No notice period.	12 months

(1)
Termination payments only in the event of employment termination for involuntary termination without “Cause” or termination for “Good Reason”.
(2)
“Cause” - For the CEO, “Cause” shall mean the occurrence of any of the following events: (i) Executive's unauthorized misuse of the Company's trade secrets or proprietary information, (ii) Executive's conviction or plea of nolo contendere to a felony or a crime involving moral turpitude, (iii) Executive's committing an act of fraud against the Company, or (iv) Executive's gross negligence or willful misconduct in the performance of his duties that has had or is likely to have a material adverse effect on the Company. Except for a failure, breach or refusal which, by its nature, cannot reasonably be expected to be cured, Executive shall have ten (10) business days from the delivery date of the Company's written notice of termination within which to cure any acts constituting Cause. For the CFO, Cause is defined as (i) conviction of, or a plea of guilty or nolo contendere to, a felony or crime involving moral turpitude; (ii) participation in an act of fraud or theft against the Company; (iii) willful and material breach of any contractual, statutory, fiduciary, or common law duty owed to the Company including without limitation Section 4.1 of this Agreement; (iv) willful and repeated failure to satisfactorily perform job duties; or (v) any willful act that is likely to and which does in fact have the effect of injuring the reputation, business, or a business relationship of the Company. For the CLCO, Cause is defined as: conviction of, or a plea of guilty or nolo contendere to, a felony or crime involving moral turpitude; participation in an act of fraud or theft; willful and material breach of any contractual, statutory, fiduciary or common law duty owed to the Company; intentional and repeated failure of Executive to perform Executive's job duties after receiving notice of the stated deficiencies and Executive willfully falling to address the deficiencies and deliberately continuing to not perform stated job duties; or any willful, deliberate, premeditated act by Executive that materially and demonstrably injures the reputation, business or a business relationship of the Company.
(3)
“Good Reason” - For the CEO, Good Reason is defined as (i) a material reduction in Executive's Base Salary unless a proportionate reduction is made to the Base Salary of all members of the Company's senior management, (ii) a permanent relocation of Executive's principal place of employment by more than 50 miles from the location in effect immediately prior to such relocation, (iii) any material by the Company of any material provision of this Agreement, or (iv) a material diminution in the nature or scope of Executive's authority or responsibilities from those applicable to Executive as of the Effective Date (date of hire). For the CFO and CLCO, Good Reason is defined as (i) a material diminution in Executive’s authority, duties, or responsibilities in effect at the time of this Agreement; (ii) any reduction in the Executive’s then current base salary; (iii) relocation of Executive’s principal place of work by a distance of fifty (50) miles or more from the Executive’s then current principal place of work without the Executive’s consent; (iv) material breach by the Company of any provision of this Agreement; provided, however, that the conduct described in the foregoing subsections (i) through (iv) will only constitute Good Reason if such conduct is not cured within thirty (30) days after the Company’s receipt of written notice from the Executive specifying the particulars of the conduct the Executive believes constitutes “Good Reason”.

Former General Counsel Retirement

On June 28, 2024, Ms. Shiroma, the Company’s former General Counsel, Compliance Officer and Corporate Secretary, notified the Company of her retirement effective immediately. The Company entered into the Separation Agreement with Ms. Shiroma, with the effective date of July 6, 2024, in connection with her retirement. Pursuant to the Separation Agreement, Ms. Shiroma received (i) a lump sum payment of $453,000, less applicable withholdings, representing one year of her base annual salary on the retirement date, (ii) a lump sum payment of $113,250, less applicable withholdings, representing a prorated bonus for 2024 assuming 100% of achievement, (iii) 12 months of medical, dental and vision insurance premiums and (iv) accelerated vesting of unvested options and RSUs on the effective date of the Separation Agreement.

On July 1, 2024, Ms. Shiroma and the Company entered into the one-month Consulting Agreement, pursuant to which Ms. Shiroma was to provide transition services to her successor. In consideration for services provided under the Consulting Agreement, Ms. Shiroma received compensation of $40,000.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding outstanding equity awards held by the Company’s named executive officers, as of December 31, 2024.

	Option awards(1)
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised unearned options		Option exercise price	Option expiration date
James Corbett, Chief Executive Officer	-	350,000	(2)	$12.64	6/5/2034
	113,148	113,148	(3)	$5.64	9/28/2032
	33,334	66,666	(4)	$14.17	6/6/2033
David O'Toole, Chief Financial Officer	-	125,000	(2)	$12.64	1/3/2034
	50,000	100,000	(5)	$17.00	6/15/2033
Nicole Kelsey, Chief Legal and Compliance Officer	-	150,000	(6)	$7.72	7/1/2034
Donna Shiroma, Former General Counsel	-	-		$-	-

(1)
For each of our named executive officers, the option awards vest over a three-year period in equal installments.
(2)
Vests annually beginning on January 3, 2025.
(3)
Vests annually beginning on September 28, 2023.
(4)
Vests annually beginning on June 6, 2024.
(5)
Vests annually beginning on June 15, 2024.
(6)
Vests annually beginning on July 1, 2025.

Annual Incentive Bonuses

Monetary incentive bonuses are generally paid annually, and are designed to reward our executive officers based on the performance of the Company and their individual results. The target incentive bonus amount and the performance measures and targets for each executive officer are provided and calculated in accordance with our Company’s annual bonus compensation plan, following its review, and recommendation to the Board of Directors for approval, by the Company’s Human Capital and Compensation Committee at the beginning of each fiscal year for which such bonus is paid. The Human Capital and Compensation Committee considers our CEO’s recommendations, together with recommendations from Compensia, and independently reviews and recommends the total percentage achievement level for each member of the Company’s executive leadership team to the Board of Directors for approval.

The performance measures and targets for receiving the annual incentive bonus are intended to be measurable and quantifiable and may include (but are not limited to) objectives such as (i) the Company meeting annual commercial revenue targets, new product launch targets, and clinical testing goals, together with achieving cashflow and profitability levels; and (ii) individual key performance indicators, determined for each member of the executive leadership team, according to the executive officer’s position. The annual incentive bonuses are intended to encourage the named executive officers to promote the sustainable growth and long-term success of the Company’s business.

Retirement Benefits

Each of our eligible employees is offered the opportunity to participate in the Company’s 401(k) retirement savings plan (the “401(k) Plan”). Pursuant to our 401(k) Plan, all eligible employees (including our named executive officers) are provided with a means of saving for their retirement. We currently match all participating employee contributions up to a maximum of 6% of the participating employee’s annual compensation. The Company’s contribution vests over a two-year period following the participant employee’s first contribution, and annually thereafter.

In addition, the Company provides a deferred compensation plan (the “Deferred Compensation Plan”) to its eligible employees (including the Company’s named executive officers). Each participant employee may elect to defer a portion of his/her compensation (up to a maximum of 85% of base salary and 100% of bonus and equity awards). Participant employees elect the form and timing of distribution of the deferred compensation at the time that the participant employee enrolls in the Deferred Compensation Plan. Participant employees are always 100% vested in their deferral accounts and the Company matches any eligible employee contribution at a percentage scaled to such employee’s position with the Company.

Proposal Nos. 3 – 8

APPROVAL OF THE GRANTS OF OPTIONS AND RESTRICTED STOCK UNITS TO NON-EXECUTIVE DIRECTORS

Background

Proposal Nos. 3 – 8 seek the approval of stockholders under the relevant ASX Listing Rules described below for the grant to the Company’s non-executive directors of both RSUs and options to acquire shares of Common Stock of the Company (the “Options” and together with the RSUs, the “NED Securities”) in the amounts set out in Table 1 below. The Company’s current practice is to grant equity awards to the non-executive directors of the Board, for issuance upon approval by the stockholders in the Company’s annual stockholders meeting, outside of the Company’s equity plan (as outlined in Proposal 11 below). This practice allows the Company to utilize the Share Reserve (as defined in Proposal 11 below) under the Plan for granting equity-based compensation to the Company’s employees.

An RSU is an unfunded and unsecured contractual entitlement to receive one share of Common Stock of the Company subject to certain conditions. Upon the achievement of these conditions (“vesting”), each RSU will entitle its holder to be issued one fully paid share of Common Stock of the Company without monetary consideration. An option is a financial instrument that gives its holder the right, but not the obligation, to purchase a security at a certain exercise price, typically the closing price of the security on the day the option is granted, subject to vesting. Each option, upon vesting and payment of the applicable exercise price will entitle the holder to receive one fully paid share of Common Stock of the Company.

The Board of Directors engaged Compensia, an independent compensation advisory firm with a focus on technology and life sciences companies in the U.S., to conduct a detailed review of the Company’s compensation arrangements for non-executive directors in fiscal year 2024. As part of its analysis, Compensia identified a peer group of 18 U.S. based public companies of similar size, industry, revenue, and market capitalization using a rules-based approach. At a special joint meeting of the Board of Directors and its Human Capital and Compensation Committee on January 6, 2025, the Board of Directors resolved to approve the grants of NED Securities in these Proposals with a grant date of January 21, 2025 (the “Grant Date”), subject to shareholder approval. Further, in this special joint meeting, the Board of Directors established the governance practice that, going forward, it would deliberate and resolve upon its annual remuneration in a standing joint meeting with the Human Capital and Compensation Committee every January, with any equity grants to be priced on the third Monday of each January (or the following day if such Monday falls on a holiday). The grants of NED Securities in Proposal Nos. 3 – 8 align with Compensia’s recommendations following its review of the Company’s non-executive director compensation.

The Board of Directors is of the view that the proposed grant of NED Securities to the non-executive directors named below is a market-based, reasonable, and appropriate method to provide cost effective remuneration. The non-cash form of this remuneration allows the Company to allocate a greater proportion of its cash reserves to operational activities, compared to providing alternative cash forms of remuneration to non-executive directors.

Consistent with common annual equity remuneration practices for non-executive directors of U.S. public companies as reported by Compensia, Table 1 below reflects awards proposed for each non-executive director for the fiscal year ending December 31, 2025 (“Annual Grants”). The material terms of the NED Securities are set forth under the heading “Material Terms of the NED Security Agreements”.

Table 1: NED Securities proposed to be granted as Annual Grants to each non-executive director:

Set out below are details of the NED Securities proposed to be granted to each relevant non-executive director if approved under Proposal Nos. 3, 4, 5, 6, 7, and 8 (as applicable).

Non-Executive Director	RSUs and Options to be Granted (1)	Vesting Schedule
Lou Panaccio	• 10,022 RSUs	• RSUs vest 12 months from the Grant Date

	• 4,295 Options	• Options vest 12 months from the Grant Date with an expiration date of ten years from the Grant Date

Professor Suzanne Crowe	• 10,022 RSUs	• RSUs vest 12 months from the Grant Date

	• 4,295 Options	• Options vest 12 months from the Grant Date with an expiration date of ten years from the Grant Date

Jeremy Curnock Cook	• 10,022 RSUs	• RSUs vest 12 months from the Grant Date

	• 4,295 Options	• Options vest 12 months from the Grant Date with an expiration date of ten years from the Grant Date

Robert McNamara	• 10,022 RSUs	• RSUs vest 12 months from the Grant Date

	• 4,295 Options	• Options vest 12 months from the Grant Date with an expiration date of ten years from the Grant Date

Jan Stern Reed	• 10,022 RSUs	• RSUs vest 12 months from the Grant Date

	• 4,295 Options	• Options vest 12 months from the Grant Date with an expiration date of ten years from the Grant Date

Cary Vance	• 10,022 RSUs	• RSUs vest 12 months from the Grant Date

	• 4,295 Options	• Options vest 12 months from the Grant Date with an expiration date of ten years from the Grant Date

(1)
The exercise price of $8.73 payable for each share of Common Stock upon exercise of the Options is the closing price of the Company’s shares of Common Stock on Nasdaq on the Grant Date. The Options will be issued to each non-executive director if their respective Proposal is approved at the Annual Meeting.

Calculation of the number of NED Securities to be granted under the Annual Grants

As noted above, it is proposed that, subject to stockholder approval at the Annual Meeting, each of the non-executive directors will be granted RSUs to acquire shares of Common Stock equal in value to $87,500 (as of the Grant Date) and options to acquire shares of Common Stock equal in value to $37,500 (as of the Grant Date).

The number of NED Securities to be granted to each of the non-executive directors under the Annual Grants on the Grant Date was determined at a special joint meeting of the Board of Directors and its Human Capital and Compensation Committee on January 6, 2025, in accordance with the following formula:

In respect of the RSUs: R = A / B

where:

R	means the number of RSUs to be issued to the relevant non-executive director rounded down to the nearest whole RSU
A	means the amount of $87,500
B	means the closing price ($8.73) of the Company’s shares of Common Stock on Nasdaq on the Grant Date

In respect of the options: O = X / Y

where:

O	means the number of options to be issued to the relevant non-executive director rounded down to the nearest whole option
X	means the amount of $37,500
Y	means the closing price ($8.73) of the Company’s shares of Common Stock on Nasdaq on the Grant Date

The NED Securities granted, and proposed to be issued, to each relevant non-executive director are subject to shareholder approval and the terms and conditions of an RSU agreement (in respect of the RSUs) and an option agreement (in respect of the Options) between the relevant non-executive director and the Company (the “NED Security Agreements”), the terms of which are summarized below.

Each of Proposal Nos. 3 – 8 is a separate proposal to be considered by stockholders independently. In addition, Proposal Nos. 3 – 8 are not interdependent proposals, meaning that the approval of one proposal will not impact the outcome of another proposal (e.g., if Proposal No. 4 is not approved, this does not impact the ability of Proposal No. 5 to be approved). Accordingly, if only some of Proposal Nos. 3 – 8 are approved by stockholders, those proposals that are approved will remain valid even if certain of Proposal Nos. 3 – 8 are not approved by stockholders. Those non-executive directors whose respective Annual Grants are approved at the Annual

Meeting (pursuant to the relevant proposal) will be entitled to be granted those NED Securities whereas those non-executive directors whose respective Annual Grants are not approved will not be entitled to be granted those NED Securities.

ASX Listing Rules 7.1 and 10.11

In addition to U.S. securities law requirements, the Company's grant and issuance of equity securities is subject to ASX Listing Rule requirements. Specifically, ASX Listing Rule 7.1 prohibits a company from issuing more than 15% of its available securities in any twelve-month period without stockholder approval. Further, ASX Listing Rule 10.11 prohibits a company from issuing or agreeing to issue any equity securities to a related party, which includes a director, without stockholder approval. Thus, stockholder approval of any of Proposal Nos. 3 – 8 allows the Company to issue the equity securities in compliance with ASX Listing Rule 10.11, and any such issue will not be counted towards the 15% placement capacity restriction under ASX Listing Rule 7.1.

Reasons for the grant of the NED Securities

The Board of Directors has approved the proposed grant of the NED Securities in order to promote ownership in the Company by the non-executive directors and to align their interests with stockholders by linking part of their compensation to the long-term success of the Company and its financial performance. The provision of the NED Securities is an essential component of compensation for U.S. based non-executive directors of Nasdaq-listed companies, and the dollar value of the NED Securities is based upon an independent benchmarking analysis. In addition to reflecting U.S. public company market standards, the Board of Directors believes that the grant of the NED Securities should assist the Company in attracting and retaining talented members of the Board of Directors in an increasingly competitive environment for the recruitment and retention of non-executive directors.

As noted above, the Board of Directors is also of the view that the grant of the NED Securities to the abovementioned non-executive directors is a reasonable and appropriate method to provide cost effective remuneration to those non-executive directors as the non-cash form of this remuneration will allow the Company to spend a greater proportion of its cash reserves on its operations than it would if alternative cash forms of remuneration were required to be provided to those non-executive directors instead of the NED Securities.

Material terms of the NED Security Agreements

In addition to the value, vesting schedules and other terms of the NED Securities noted in the tables above, the following is a summary of other material terms of the NED Security Agreements.

Option Agreements

a)
Grant Price: There is no consideration payable for the grant of the options.
b)
Exercise Price: As noted above, the exercise price payable for each share of Common Stock subject to the option is $8.73, which was the closing price of the Company’s shares of Common Stock on Nasdaq on the Grant Date.
c)
Method of payment of Exercise Price: Each non-executive director may pay the applicable exercise price by personal check (or readily available funds), wire transfer, cashier’s check or by consideration received by the Company pursuant to a broker-assisted cashless exercise program implemented by the Administrator under the Option Agreement. Under a cashless exercise, also known as a same-day sale, a broker facilitates the exercise of options by the grantee so that the grantee may exercise options without making an upfront purchase of shares. The grantee exercises the options, and then immediately sells enough shares of Common Stock to repay the broker and cover any associated costs with the transaction. The grantee then retains the net number of shares of Common Stock.
d)
Shares of Common Stock (and not CDIs) issued under a cashless exercise: Where a cashless exercise program is implemented, only shares of Common Stock (and not CDIs) may be issued to the non-executive director.
e)
Vesting Conditions: The relevant vesting conditions for the options (which are entirely time based) are set out in Table 1 above. Once an option has vested it may be exercised at any time during the option term applicable to it unless it otherwise lapses or is forfeited pursuant to the terms of the Option Agreement
f)
Option term: The options will expire at the close of business at the Company’s headquarters on the applicable expiration date (being 10 years from the grant date of the relevant option), unless the relevant Option Agreement terminates earlier in connection with the non-executive director no longer serving as a director of the Company or in the event of a change of control occurring with respect to the Company.
g)
Lapsing on cessation as a director: If a non-executive director ceases to be a director of the Company prior to the relevant expiration date of the option (other than for cause), the unvested portion of the director’s options will automatically expire on the director’s date of termination, and the vested portion of the director’s options will remain outstanding and exercisable for the following periods (unless otherwise determined by the Company’s Human Capital and Compensation Committee): (i) three months following termination for any reason other than cause, disability or death; (ii) six months following a termination due to disability; and (iii) 12 months following the date of the director’s death, if they die while serving as a director or during the period provided in (i) or (ii).

If a non-executive director ceases to be a director of the Company prior to the relevant expiration date of the option due to being terminated for cause, the option will terminate and be forfeited immediately upon the director’s termination, and the director will be prohibited from exercising any portion (including any vested portion) of the option on or after the date of termination. If the director’s service as a non-executive director of the Company is suspended pending an investigation as to whether the director will be terminated for cause, all of the director’s rights under the option, including the right to exercise any vested options, will be suspended during the investigation period.

h)
Subject to the ASX Listing Rules: While the Company is subject to the ASX Listing Rules, there are additional restrictions that will apply to each non-executive director under the terms of the relevant Option Agreement including, amongst other things, restrictions on the director’s ability as an option holder to participate in new issues of shares of Common Stock (where a new issue is offered to existing holders of the Company’s shares of Common Stock) where it relates to the shares of Common Stock the subject of the option and restrictions in relation to the amendment or modification of the terms of the options (unless such amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rule or by a waiver granted by the ASX).
i)
Adjustment of shares of Common Stock: If the number of the Company’s outstanding shares of Common Stock is changed or the value of the Company’s shares of Common Stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of Common Stock or type of security reserved for issuance and the exercise price and number and class of shares of Common Stock or type of security subject to the relevant option grant will, subject to any required action by the Board of Directors or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all Applicable Laws (as defined in the Option Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Human Capital and Compensation Committee determines to be equitably required, provided that fractions of a share of Common Stock will not be issued. In this respect, where the ASX Listing Rules apply, the Human Capital and Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class, or type of shares of Common Stock or securities that are subject to the option grant or the exercise price and such other adjustments as are appropriate in the discretion of the Human Capital and Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to the option grant without any payment therefor.
j)
Minimum number of shares of Common Stock: The option granted to each non-executive director under the Option Agreement may be exercised on multiple occasions during the option term, however the Company may impose a minimum number of shares of Common Stock in respect of which the option may be exercised at any one time.
k)
Change in control: In the event that the Company is subject to a Change in Control (as that term is defined in the Option Agreement), any unvested portion of the relevant option outstanding as of immediately prior to the change in control will vest in full as of the change in control.

RSU Agreements

a)
Grant Price: There is no consideration payable for the grant of the RSUs.
b)
Vesting Conditions: The relevant vesting conditions for the RSUs (which are entirely time based) are set out in Table 1; such vesting conditions only apply upon stockholder approval of the RSUs. The Company will issue or transfer shares of Common Stock to the non-executive director on or as soon as administratively practical (and within 20 business days in accordance with the terms of the RSU Agreement) following the relevant vesting date of the RSUs.
c)
Lapsing on cessation as a director: If a non-executive director’s continuous service as a non-executive director of the Company terminates for any reason, all unvested RSUs will be forfeited to the Company, and all rights of the non-executive director to such RSUs will immediately terminate without payment of any consideration to the non-executive director.
d)
Adjustment of shares of Common Stock: If the number of the Company’s outstanding shares of Common Stock is changed or the value of the Company’s shares of Common Stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of Common Stock or type of security reserved for issuance under an RSU will, subject to any required action by the Board of Directors or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all Applicable Laws (as defined in the RSU Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Human Capital and Compensation Committee determines to be equitably required, provided that fractions of a share of Common Stock will not be issued. In this respect, where the ASX Listing Rules apply, the Human Capital and Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of shares of Common Stock or securities that are subject to the RSU grant and such other adjustments as are appropriate at the discretion of the Human Capital and Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to RSU grants without any payment therefore.
e)
Change in control: In the event that the Company is subject to a Change in Control (as that term is defined in the RSU Agreement), any unvested portion of the relevant RSUs outstanding as of immediately prior to the change in control will vest in full as of the change in control.

Certain U.S. Federal Income Tax Consequences

The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the NED Security Agreements based on U.S. federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on Proposal Nos. 3 – 8 and not for award grantees, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.

There are generally no U.S. income tax consequences for the Company or the option holder upon the grant of a non-statutory stock option. In general, when a non-statutory stock option is exercised, the recipient will recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock for which the option is exercised on the date of exercise over the aggregate exercise price. Upon the sale of shares of Common Stock acquired from exercising an option, the recipient will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares of Common Stock on the date of exercise. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares of Common Stock for more than a year after the exercise of the option, or otherwise a short-term capital gain (or loss).

RSUs do not have U.S. tax consequences for the Company or the recipient at the time of grant. Income will be realized when the awards vest. At that time, the recipient will realize ordinary income equal to the fair market value of the shares of Common Stock issued to them. Upon the sale of shares of Common Stock received in settlement of RSUs, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of Common Stock. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of Common Stock for more than one year after realizing income attributable to the shares of Common Stock, or otherwise a short-term capital gain (or loss).

To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the U.S. Internal Revenue Code of 1986, as amended (“Code”) and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Information required under ASX Listing Rules 10.11 and 10.13

For the purposes of ASX Listing Rules 10.11 and 10.13, the following information is provided:

•
(ASX Listing Rule 10.13.1): The NED Securities have been granted, and are proposed to be issued, to the Company’s non-executive directors, namely Lou Panaccio, Professor Suzanne Crowe, Jeremy Curnock Cook, Robert McNamara, Jan Stern Reed, and Cary Vance.
•
(ASX Listing Rule 10.13.2): Each of Lou Panaccio, Professor Suzanne Crowe, Jeremy Curnock Cook, Robert McNamara, Jan Stern Reed, and Cary Vance are directors of the Company, and therefore fall into the category under ASX Listing Rule 10.11.1.
•
(ASX Listing Rule 10.13.3): The number and class of securities granted, and proposed to be issued to each relevant non-executive director is set out in Table 1 above.
•
(ASX Listing Rule 10.13.4): The securities granted, and proposed to be issued under Proposal Nos. 3 – 8 (inclusive) are the NED Securities, comprising RSUs and options to acquire fully paid shares of Common Stock. The material terms of the NED Securities are set out above.
•
(ASX Listing Rule 10.13.5): Any NED Securities granted, and proposed to be issued, to the relevant non-executive directors, if approved under Proposal Nos. 3 – 8, will be issued on the date of the Annual Meeting, as planned, or if quorum is not achieved and postponement is required to achieve quorum, then the date of the postponed Annual Meeting, if the proposed grants to the non-executive directors are approved at the Annual Meeting (and in any event, no later than one month after the date of the Annual Meeting).
•
(ASX Listing Rule 10.13.6): The Company will receive no form of consideration for the grant of the RSUs (or for the Common Stock to be issued or transferred upon the vesting of the RSUs) or the Options, other than the continued provision of non-executive director services by the non-executive directors. In relation to the Options, once vested, the relevant non-executive director will be required to pay the exercise price for the number of shares of Common Stock of the Company the subject of the Options being exercised. The exercise price payable of $8.73 for each share of Common Stock to be issued under the Option was the closing price of the Company’s shares of Common Stock on Nasdaq on the Grant Date.
•
(ASX Listing Rule 10.13.7): As noted above, the purpose of the grant of the NED Securities proposed to be issued is to promote ownership in the Company by the non-executive directors and to align their interests with stockholders by linking part of their compensation to the long-term success of the Company and its financial performance.
•
(ASX Listing Rule 10.13.8): The details of each non-executive director’s current total remuneration package (in U.S. dollars) is set out below.
•
(ASX Listing Rule 10.13.9): The NED Securities have been granted and are proposed to be issued, in accordance with the terms and conditions of the NED Security Agreements. The material terms of the NED Security Agreements are set out above.

Non-Executive Director’s Current Total Cash Remuneration Table (as of December 31, 2024):

	Board Member	Board Chair	Audit Chair	Audit Committee		Human Capital and Compensation Chair	Human Capital and Compensation Committee		Nomination Chair	Nomination Committee		Total
Lou Panaccio	$70,000	$35,000	$-	$10,000		$-	$7,500		$-	$778	(1)	$123,278
Professor Suzanne Crowe	70,000	-	-	1,555	(1)	-	7,500		-	5,000		84,055
Jeremy Curnock Cook	70,000	-	-	1,555	(1)	-	7,500		-	5,000		84,055
Robert McNamara	70,000	-	20,000	-		-	1,167	(1)	-	5,000		91,167
Jan Stern Reed	70,000	-	-	10,000		-	7,500		10,000	-		97,500
Cary Vance	70,000	-	-	10,000		15,000	-		-	778	(1)	95,778

(1)
The composition of the Board of Directors’ Committees was changed as of November 4, 2024. All NEDs now sit on each Committee. These pro-rata amounts represent their fees from November 4, 2024 to December 31, 2024.

Recommendations

The Board (other than Lou Panaccio, who abstains given his personal interest in Proposal No. 3) recommends that stockholders vote “FOR” Proposal No. 3.

The Board (other than Professor Suzanne Crowe, who abstains given her personal interest in Proposal No. 4) recommends that stockholders vote “FOR” Proposal No. 4.

The Board (other than Jeremy Curnock Cook, who abstains given his personal interest in Proposal No. 5) recommends that stockholders vote “FOR” Proposal No. 5.

The Board (other than Robert McNamara, who abstains given his personal interest in Proposal No. 6) recommends that stockholders vote “FOR” Proposal No. 6.

The Board (other than Jan Stern Reed) who abstains given her personal interest in Proposal No. 7) recommends that stockholders vote “FOR” Proposal No. 7.

The Board (other than Cary Vance, who abstains given his personal interest in Proposal No. 8) recommends that stockholders vote “FOR” Proposal No. 8.

As noted above, Proposal Nos. 3 – 8 (inclusive) are not interdependent proposals. Accordingly, if only some of Proposal Nos. 3 – 8 are approved by stockholders, those proposals that are approved will remain valid even if certain of Proposal Nos. 3 – 8 are not approved by stockholders. If this occurs, those non-executive directors who have the grant of any NED Securities to them approved will be granted those NED Securities. Those non-executive directors who do not have the grant of NED Securities to them approved will not be entitled to be granted those NED Securities.

Vote Required

Approval of each of Proposal Nos. 3 – 8 requires the affirmative vote of the holders of a majority in voting power of the shares of stock of the Company which are present in person or represented by proxy at the Annual Meeting and entitled to vote on the relevant Proposal.

Abstentions will have the same effect as votes “AGAINST” Proposal Nos. 3 – 8. Broker non-votes will have no effect on Proposal Nos. 3 – 8.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of:

•
Proposal No. 3 by or on behalf of Lou Panaccio;
•
Proposal No. 4 by or on behalf of Professor Suzanne Crowe;
•
Proposal No. 5 by or on behalf of Jeremy Curnock Cook;
•
Proposal No. 6 by or on behalf of Robert McNamara;
•
Proposal No. 7 by or on behalf of Jan Stern Reed;
•
Proposal No. 8 by or on behalf of Cary Vance;

and any other person who will obtain a material benefit as a result of the issue of the securities under any of Proposal Nos. 3 - 8, respectively (except a benefit solely by reason of being a holder of the Company’s shares of Common Stock (or CDI(s) or their associates);

however, the Company need not disregard a vote cast in favor of any of Proposal Nos. 3 – 8 by:

•
a person as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with directions given to the proxy or attorney to vote on the relevant Proposal in that way; or
•
the chair of the Annual Meeting as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with a direction given to the chair to vote on the relevant Proposal as the chair decides; or
•
a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
•
the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the relevant Proposal; and
•
the holder votes on the relevant proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal No. 9

APPROVAL OF THE GRANT OF OPTIONS TO MR. JAMES CORBETT, CHIEF EXECUTIVE OFFICER OF THE COMPANY

Background

Mr. James Corbett was appointed as the Company’s President and CEO effective as of September 28, 2022 (United States) / September 29, 2022 (Australia) (the “Appointment Date”). Mr. Corbett entered into an employment agreement with the Company effective as of the Appointment Date (the “Employment Agreement”), under which it was agreed that Mr. Corbett shall be eligible for annual equity grants. Pursuant to the foregoing, on January 7, 2025, the Board of Directors approved a grant of 520,000 options to acquire shares of Common Stock of the Company (the “CEO Options”) to Mr. Corbett, effective on the Grant Date of January 21, 2025, subject to the approval of the Company’s stockholders.

Proposal No. 9 seeks the approval of stockholders under ASX Listing Rule 10.11 for the grant of the CEO Options to Mr. Corbett on the terms and conditions of an option agreement (the “CEO Option Agreement”) between Mr. Corbett and the Company, the terms of which are set out below. In accordance with the Company’s current practice, the CEO Options have been granted, and will be issued upon stockholder approval, outside of the Company’s equity plan (as outlined in Proposal No. 11 below). This practice allows the Company to utilize the Share Reserve (as defined in Proposal No. 11 below) under the Plan for granting equity-based compensation to the Company’s employees.

Each option on vesting and payment of the applicable exercise price by Mr. Corbett (being the closing price of the Company’s shares on the Grant Date) will entitle Mr. Corbett to be issued one fully paid share of Common Stock of the Company.

If stockholder approval is obtained, the CEO Options will be issued under and subject to the terms of the CEO Option Agreement, effective on the Grant Date. If stockholder approval is not obtained, the CEO Options will not be issued to Mr. Corbett.

ASX Listing Rules 7.1 and 10.11

ASX Listing Rules 7.1 and 10.11 apply to the grant and issuance of equity by the Company to its non-executive directors (Proposal Nos. 3 – 8) and to the Company’s grant and issuance of equity securities to the CEO (who also serves the Board as a non-independent, executive director). Specifically, ASX Listing Rule 10.11 prohibits the Company from issuing any equity securities to a related party, which includes executive and non-executive directors, without stockholder approval. Thus, stockholder approval of this Proposal No. 9 allows the Company to issue the CEO Options in compliance with ASX Listing Rule 10.11.

If stockholder approval in relation to this Proposal No. 9 is received, the subsequent issue of the shares of Common Stock the subject of the CEO Options will not be counted towards the Company’s 15% placement capacity restriction set out in ASX Listing Rule 7.1.

Reasons for the grant of the CEO Options

The Board of Directors approved the grant of the CEO Options to Mr. Corbett (subject to stockholder approval) in order to continue to incentivize Mr. Corbett in his CEO role with the Company, and to promote the alignment of Mr. Corbett’s interests with the Company’s stockholders.

Number of CEO Options and vesting conditions

Set out below are details of the CEO Options proposed to be issued to Mr. Corbett subject to approval by the stockholders under this Proposal No. 9.

Number of CEO Options to be issued	Vesting Terms (1)	Vesting Schedule
Options to acquire 520,000 shares of Common Stock.

Tenure based—the CEO Options will vest on an annual basis over three years in equal installments, subject to Mr. Corbett continuing to be employed with the Company. Upon vesting, the CEO Options may then be exercised (subject to the payment by Mr. Corbett of the exercise price) with an expiration date of ten years from the Grant Date

Year 1: On the first anniversary of the Grant Date 33.3% of the CEO Options will vest (being 173,333 CEO Options)

Year 2: On the second anniversary of the Grant Date 33.3% of the CEO Options will vest (being 173,333 CEO Options)

Year 3: On the third anniversary of the Grant Date 33.3% of the CEO Options will vest (being 173,334 CEO Options)

(1)
The exercise price payable for each share of Common Stock to be issued upon exercise of each CEO Option will be $8.73, the closing price on Nasdaq on the Grant Date, subject to stockholder approval.

Material terms of the CEO Option Agreement

Set out below is a summary of the principal terms of the CEO Option Agreement.

a)
Grant Price: There is no consideration payable for the grant and issuance of the CEO Options.
b)
Exercise Price: As noted above, the exercise price payable for each share of Common Stock to be issued upon exercise of each CEO Option will be $8.73, being the closing price of the Company’s shares of Common Stock on Nasdaq on the Grant Date.
c)
Method of payment of Exercise Price: Mr. Corbett may pay the applicable exercise price by personal check (or readily available funds), wire transfer, cashier’s check or by consideration received by the Company pursuant to a broker-assisted cashless exercise program implemented by the Administrator under the CEO Option Agreement. Under a cashless exercise, also known as a same-day sale, a broker would facilitate the exercise of CEO Options by Mr. Corbett so that he may exercise CEO Options without making an upfront purchase of shares. Mr. Corbett would exercise the CEO Options, and then immediately sell enough shares of Common Stock to repay the broker and cover any associated taxes and costs with the transaction. Mr. Corbett would then retain the net number of shares of Common Stock.
d)
Shares of Common Stock issued under a cashless exercise: Where a cashless exercise program is implemented, only shares of Common Stock may be issued to Mr. Corbett.
e)
Vesting conditions: The relevant vesting conditions for the CEO Options are set out in the above table. Once a CEO Option has vested it may be exercised at any time during the option term applicable to it unless it otherwise lapses or is forfeited pursuant to the terms of the CEO Option Agreement.
f)
Option term: The CEO Options will expire at the close of business at the Company’s headquarters on the applicable expiration date (being 10 years from the Grant Date), unless the CEO Option Agreement terminates earlier in connection with Mr. Corbett no longer serving as an employee of the Company or in the event of a Change in Control (as that term is defined in the CEO Option Agreement).
g)
Lapsing on cessation as CEO: If Mr. Corbett ceases to be an employee of the Company prior to the relevant expiration date of the CEO Options (other than for cause), the unvested portion of Mr. Corbett’s CEO Options will automatically expire on the date that Mr. Corbett ceases to be an employee the Company, and the vested portion of Mr. Corbett’s CEO Options will remain outstanding and exercisable for the following periods (unless otherwise determined by the Company’s Human Capital and Compensation Committee): (i) three months following termination for any reason other than cause, disability or death; (ii) six months following a termination due to disability; and (iii) 12 months following the date of Mr. Corbett’s death, if he dies while an employee of the Company or during the period provided in (i) or (ii).

If Mr. Corbett ceases to be an employee of the Company prior to the relevant expiration date of the CEO Options due to being terminated for cause, the CEO Options will terminate and be forfeited immediately upon Mr. Corbett’s termination, and Mr. Corbett will be prohibited from exercising any portion (including any vested portion) of the CEO Options on or after the date of termination. If Mr. Corbett’s employment with the Company is suspended pending an investigation as to whether he will be terminated for cause, all of Mr. Corbett’s rights under the CEO Options, including the right to exercise any vested CEO Options, will be suspended during the investigation period.

h)
Subject to the ASX Listing Rules: While the Company is subject to the ASX Listing Rules, there are additional restrictions that will apply to Mr. Corbett under the terms of the CEO Option Agreement. Such restrictions include, amongst other things, restrictions on Mr. Corbett’s ability to participate in new issues of shares of Common Stock (where a new issue is offered to existing holders of the Company’s shares of Common Stock) on the basis that such offer cannot extend to the shares of Common Stock that are the subject of the CEO Option and have not yet been issued and restrictions in relation to the amendment or modification of the terms of the CEO Option Agreement (unless such amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rule or by a waiver granted by the ASX).
i)
Adjustment of shares of Common Stock: If the number of the Company’s outstanding shares of Common Stock is changed or the value of the Company’s shares of Common Stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of Common Stock or type of security reserved for issuance and the exercise price and number and class of shares of Common Stock or type of security subject to the CEO Options grant will, subject to any required action by the Board of Directors or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all Applicable Laws (as defined in the CEO Option Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Human Capital and Compensation Committee determines to be equitably required, provided that fractions of a share of Common Stock will not be issued. In this respect, where the ASX Listing Rules apply, the Human Capital and Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of shares of Common Stock or securities that are subject to the CEO Options grant or the exercise price and such other adjustments as are appropriate in the discretion of the Human Capital and Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to the option grant without any payment therefore.
j)
Minimum number of shares of Common Stock: The CEO Options granted, and proposed to be issued, to Mr. Corbett under the CEO Option Agreement may be exercised on multiple occasions during the option term, however the Company may impose a minimum number of shares of Common Stock in respect of which the CEO Options may be exercised at any one time.
k)
Change in control: In the event that the Company is subject to a Change in Control (as that term is defined in the CEO Option Agreement), any unvested portion of the relevant CEO Options outstanding as of immediately prior to the change in control will vest in full as of the change in control.

Certain U.S. Federal Income Tax Consequences

The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the CEO Option Agreement based on U.S. federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this Proposal No. 9 and not for the award grantee, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.

There are generally no U.S. income tax consequences for the Company or the option holder upon the grant of a non-statutory stock option. In general, when a non-statutory stock option is exercised, the recipient will recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock for which the option is exercised on the date of exercise over the aggregate exercise price. Upon the sale of shares of Common Stock acquired from exercising an option, the recipient will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares of Common Stock on the date of exercise. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares of Common Stock for more than a year after the exercise of the option, or otherwise a short-term capital gain (or loss).

To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Information required under ASX Listing Rules 10.11 and 10.13

For the purposes of ASX Listing Rules 10.11 and 10.13, the following information is provided:

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(ASX Listing Rule 10.13.1): The CEO Options are proposed to be issued to Mr. Corbett, the Company’s President and CEO.
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(ASX Listing Rule 10.13.2): The CEO Options, granted and proposed to be issued to Mr. Corbett, a non-independent, executive director of the Company, are subject to ASX Listing Rule 10.11.1.
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(ASX Listing Rule 10.13.3): The number and class of securities to be issued to Mr. Corbett are set out above.
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(ASX Listing Rule 10.13.4): The securities issued are options to acquire fully paid shares of Common Stock. The material terms of the CEO Options are set out above.
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(ASX Listing Rule 10.13.5): If approved under this Proposal No. 9, the CEO Options will be issued on the date of the Annual Meeting as planned, or if quorum is not achieved and postponement is required to achieve quorum, then the date of the postponed Annual Meeting (and in any event, no later than one month after the date of the Annual Meeting), with vesting of the CEO Options to commence on the Grant Date.
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(ASX Listing Rule 10.13.6): The Company will not receive any form of consideration for the issue of the CEO Options, other than the continued provision of employment and director services by Mr. Corbett. Once vested, Mr. Corbett will be required to pay the exercise price for the number of shares of Common Stock of the Company being exercised. The exercise price payable for each share of Common Stock to be issued upon exercise of each CEO Option will be $8.73, which was the closing price of a share of Common Stock on the Grant Date.
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(ASX Listing Rule 10.13.7): The purpose of the issue of the CEO Options is set out above.
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(ASX Listing Rule 10.13.8): Details of Mr. Corbett’s current total remuneration package is set out below.
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Base Salary: Mr. Corbett is paid an annualized base salary of $702,000 in periodic installments, in accordance with the Company’s customary payroll practices, subject to annual review by the Human Capital and Compensation Committee of the Board of Directors.
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Annual Bonus: For each completed fiscal year, Mr. Corbett is eligible to receive an annual bonus. Mr. Corbett’s target bonus opportunity is equal to 80% of base salary, based on the achievement of Mr. Corbett’s and the Company’s performance goals established by the Board of Directors; provided that, depending on the results, Mr. Corbett’s annual bonus may be lower or higher than the target amount with a maximum bonus opportunity of 150% of base salary, as determined by the Board of Directors.
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(ASX Listing Rule 10.13.9): The CEO Options are proposed to be issued in accordance with the terms and conditions of the CEO Option Agreement. The material terms of the CEO Option Agreement are set out above.

Recommendation

The Board of Directors (other than Mr. Corbett, who abstains given his personal interest in Proposal No. 9) recommends that stockholders vote “FOR” Proposal No. 9.

If this Proposal No. 9 is approved by stockholders, the CEO Options will be issued under and subject to the terms of the CEO Option Agreement. If this Proposal No. 9 is not approved by stockholders, the CEO Options will not be issued to Mr. Corbett.

Vote Required

Approval of Proposal No. 9 requires the affirmative vote of the holders of a majority in voting power of the shares of stock of the Company which are present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 9.

Abstentions will have the same effect as votes “AGAINST” Proposal No. 9. Broker non-votes will have no effect on Proposal No. 9.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal No. 9 by on or behalf of Mr. Corbett and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 9 (except a benefit solely by reason of being a holder of the Company’s shares of Common Stock (or CDI(s)) or their associates, however, the Company need not disregard a vote cast in favor of Proposal No. 9 by:

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a person as proxy or attorney for a person who is entitled to vote on Proposal No. 9, in accordance with directions given to the proxy or attorney to vote on Proposal No. 9 in that way; or

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the chair of the Annual Meeting as proxy or attorney for a person who is entitled to vote on Proposal No. 9, in accordance with a direction given to the chair to vote on Proposal No. 9 as the chair decides; or

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a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

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the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposal No. 9; and

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the holder votes on Proposal No. 9 in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal No. 10

ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act provides stockholders with the opportunity to vote, on an advisory basis, to approve the Company’s compensation policies. The Board of Directors believes that the Company’s compensation policies and procedures are aligned with the long-term interests of stockholders. As described in the Executive Compensation section above, the Company believes that its compensation program is designed to support its long-term business strategies and create stockholder value by emphasizing long-term alignment with stockholders and through its pay-for-performance program. You are encouraged to read the Executive Compensation discussion contained herein for additional details on the Company’s executive compensation, including its philosophy and objectives and the 2025 compensation of its named executive officers. This non-binding advisory “say-on-pay” vote gives you as a stockholder the opportunity to endorse the Company’s executive compensation program through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation discussion, compensation tables and narrative discussion contained in this Proxy Statement is hereby APPROVED.”

As an advisory vote, this Proposal is non-binding. However, the Board of Directors and the Human Capital and Compensation Committee value the opinions of the Company’s stockholders and will consider the outcome of the vote when making future compensation decisions for its named executive officers. The Company submits this “say-on-pay” proposal to stockholders on an annual basis.

Vote Required

Non-binding, advisory approval of the compensation of our named executive officers as disclosed in the Executive Compensation discussion section in this Proxy Statement requires the affirmative vote of the holders of a majority in voting power of the shares of stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as votes “AGAINST” this Proposal, whereas broker non-votes will not be counted for the purposes of determining whether this advisory proposal has been approved.

The Board of Directors recommends a vote “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Proposal No. 11

APPROVAL OF THE AMENDED AND RESTATED 2020 OMNIBUS INCENTIVE PLAN

On March 4, 2025, the Board of Directors unanimously approved the AVITA Medical, Inc. 2020 Omnibus Incentive Plan Amended and Restated (the “Plan”) (a copy of which is contained in Annexure A to this Proxy Statement) subject to approval by stockholders at the Annual Meeting. If approved by stockholders, the Plan will add 2,500,000 shares to the number of shares of Common Stock under the Plan, for a total of 6,750,000 shares of Common Stock issuable under the Plan. In addition, Sections 14.1 and 14.3 of the Plan have been updated to clarify that, in addition to the Board’s Human Capital and Compensation Committee, the Board of Directors has authority to administer the Plan. The Company’s current practice is to grant equity awards to each of the CEO and the non-executive directors of the Board of Directors, for issuance upon approval by the stockholders in the Company’s annual stockholders meeting, outside of the Plan. This practice allows the Company to deploy the Share Reserve (as defined below) for the granting of equity awards to the Company’s employees. The Board of Directors believes that the Plan, as amended and restated, is necessary in order to ensure the Company has an adequate number of shares of Common Stock available to grant equity-based compensation to its employees and, if and when applicable, to the Company’s consultants and the non-executive directors of the Board of Directors.

Background

The Plan was originally adopted and approved by stockholders on November 9, 2020, at the Company’s 2020 annual stockholders meeting (the “2020 Annual Meeting”). An amendment to the Plan (the “First Amendment”) was adopted and approved on June 6, 2023, at the Company’s 2023 annual stockholders meeting (the “2023 Annual Meeting”) whereby 2,500,000 additional shares of Common Stock were reserved and made available for grant and issuance. The equity securities that were reserved for grant and issuance under both the Plan and the First Amendment were approved by the stockholders to be available for a period of three years following each of the 2020 Annual Meeting and the 2023 Annual Meeting, respectively.

The Plan allows the Company to grant equity-based compensation to advance the interests and long-term success of the Company and its stockholders by encouraging stock ownership among the Company’s employees. The Plan permits the Company to reward the efforts of its employees and to attract new personnel by providing incentives in the form of stock-based grants, including incentive stock options and restricted stock grants. The Company would be disadvantaged if it could not use equity-based compensation as a retention tool. Equity-based compensation is also critical because it links compensation to Company performance, further aligning the Company with stockholder value creation.

The Company is seeking stockholder approval of the Plan in order to increase the number of shares of Common Stock available for grant and issuance under the Plan (the “Share Reserve”) from 4,250,000 to 6,750,000, pursuant to the various awards that may be made under the Plan. Any such grant and issuance would be subject to the ASX Listing Rules explained below.

ASX Listing Rules

In addition to U.S. securities law requirements, the Company's issuance of equity securities (under the Plan or otherwise) is also subject to ASX Listing Rule requirements. Specifically, ASX Listing Rule 7.1 prohibits a company from issuing more than 15% of its available securities in any 12-month period without shareholder approval unless a relevant exception applies. ASX Listing Rule 7.2 provides one of these exceptions, Exception 13(b). Exception 13(b) provides that equity securities granted and issued under an employee incentive program will not be counted towards the 15% placement capacity restriction under ASX Listing Rule 7.1, so long as the issuance is (i) approved by the stockholders and (ii) completed within three years of the stockholder approval. In seeking approval of the Plan, the Company is relying on Exception 13(b) of ASX Listing Rule 7.2. Thus, if the Plan is approved, the securities approved for grant and issuance under the Plan must be issued within three years of this year’s stockholder approval; as such, they will not count towards the 15% placement capacity restriction under ASX Listing Rule 7.1. The First Amendment also relied on this exception, and thus, the equity securities made available and reserved for grant and issuance thereunder were, and are, subject to the same three-year issuing requirement which will expire on June 6, 2026.

If this Proposal No. 11 is approved by stockholders, the Plan will be effective as of the date of the Annual Meeting and will increase the number of shares in the Share Reserve and issuable under the Plan from 4,250,000 to 6,750,000 and the Company may thereby issue up to an additional 2,500,000 shares of Common Stock pursuant to the various awards that may be made under the Plan during the three-year period following such approval.

If this Proposal No. 11 is not approved by stockholders, the maximum number of shares of Common Stock reserved and available for grant and issuance under the Plan will remain at 4,250,000. As of March 4, 2025, 222,488 of those shares remain available for grant and issuance. Given that the Company obtained stockholder approval for the grant and issuance of equity securities under First Amendment, the Company may continue to issue those remaining equity securities under the First Amendment through June 6, 2026.

Any equity securities granted and issued by the Company after June 6, 2026 will count towards the 15% limitation under ASX Listing Rule 7.1.

ASX Listing Rule 7.2

If approval of this Proposal No. 11 is obtained, the approval will have a three-year effective period under ASX Listing Rule 7.2, Exception 13(b). Accordingly, it is the current intention of the Company to seek to refresh the approval for the purposes of ASX Listing Rule 7.2, Exception 13(b) as necessary, so that the issue of securities under the Plan will not reduce the Company’s 15% placement capacity at any point in time.

For the purposes of ASX Listing Rule 7.2, Exception 13(b), the Company confirms the following information:

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a summary of the material terms of the Plan (on the assumption that the Plan is approved under this Proposal No. 11) is set forth below;

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the number of equity securities issued under the Plan since it was last approved by stockholders under the First Amendment at the 2023 Annual Meeting held on June 6, 2023 is 3,483,125 shares of Common Stock;

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the maximum number of equity securities in the Share Reserve and issuable under the Plan following the approval of this Proposal No. 11 is 6,750,000 shares of Common Stock pursuant to the awards that may be made under the Plan; and

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a voting exclusion statement in relation to Proposal No. 11 is set out below.

Share Increase Computation

As of March 4, 2025, the closing market price of the Company’s common stock trading on the Nasdaq market was $8.76 per share, and the Company had 222,488 shares of Common Stock that remained reserved and available for grant and issuance under the Plan. The Plan will allow the Company to continue to make equity grants to its employees, by increasing the number of shares of the Company’s outstanding common stock available under the Plan by an additional 2,500,000 shares of Common Stock.

If the Plan is approved, the potential dilution from the Share Reserve would be approximately 23%. This dilution percentage is calculated by dividing the outstanding equity grants made but for which shares of Common Stock have not yet been issued together with the shares of Common Stock (including those represented by CDIs) reserved and made available for future equity grants under the Plan (together, the numerator) by the total shares of Common Stock outstanding as of March 4, 2025 plus the number of shares in the numerator. The Company’s two-year average burn rate of shares of Common Stock (including those represented by CDIs) made available for grant and issuance under the Plan as of March 4, 2025 was 4.70%. This percentage is calculated by dividing the total shares of Common Stock (including those represented by CDIs) underlying equity awards granted in a year by the weighted average shares outstanding during that year.

If the Plan is not approved, it is anticipated that the Company will continue to make grants under the Plan until the Share Reserve is exhausted, at which point in time the Company may have to significantly increase cash-based compensation in lieu of equity-based compensation, which may not necessarily link compensation with stockholder value creation, or the Company may have to use cash, which would be better utilized if reinvested in the Company’s business.

In determining the number of proposed shares of Common Stock to be utilized under the Plan, the Company evaluated a number of factors including (i) the Company’s share usage history, and (ii) criteria referenced by institutional proxy advisory firms in evaluating the Company’s proposal. The Company expects that if stockholders approve this Proposal No. 11, the additional shares of Common Stock, along with any shares that would become available again in connection with expired, cancelled, terminated, or forfeited awards, will be sufficient to allow the Company to make equity grants in the amounts it believes are necessary to attract, motivate, retain, and reward talented and experienced individuals for the next three years. This three-year timeline for the Company’s making of grants is an estimate. In addition, the Company’s equity grant practices may change in the future, impacted by, among other things, the future price of our Common Stock, the number of employees (including new hires) providing services to the Company, the equity award grant practices of the Company’s peer companies and other competitors, and general industry or market practices.

Summary of Material Terms of the Plan

The following description of the Plan is only a summary of its material terms, as amended and restated in its entirety as of March 4, 2025, and is qualified by reference to the full text of the Plan, a copy of which is filed herewith.

Purpose; Types of Awards. The purpose of the Plan is to attract and retain the best available personnel for the Company and its affiliates, to provide additional incentives to such personnel, and to promote the success of the business of the Company and its affiliates. To accomplish this purpose, the Plan permits the granting of awards in the form of (a) incentive stock options, (b) non-statutory stock options, (c) stock appreciation rights, (d) restricted stock grants, (e) restricted stock unit grants, (f) performance grants, and (g) certain other grants – each type of grant is described below.

Administration. The Plan is administered by the Board of Directors or its Human Capital and Compensation Committee, or those persons to whom administration of the Plan, or part of the Plan, has been delegated (such administrator, the “Committee”). Subject to the general purposes, terms and conditions of the Plan, any charter adopted by the Board of Directors governing the actions of the Committee, and applicable laws, the Committee has the full power to implement and carry out the Plan. The Committee has the power to determine the terms of the awards granted under the Plan, including the exercise price, the number of shares subject to each award, and the exercisability of the awards. The Committee also has the power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the Plan. The Committee may appoint a plan administrator (the “plan administrator”), who will have the authority to administer the day-to-day operations of the Plan and to make certain ministerial decisions without Committee approval as provided in the Plan or pursuant to resolutions adopted by the Committee. The plan administrator may not make equity grants.

Eligibility. Participation in the Plan is open to employees of the Company or any parent or subsidiary of the Company, non-employee members of the Company’s Board of Directors, and consultants and other independent advisors who provide services to the Company. Awards of incentive stock options, however, shall be limited to employees of the Company. As of March 4, 2025, approximately 250 employees, six non-executive members of the Company’s Board of Directors, were eligible to participate in the Plan.

Stock Subject to the Plan. A total of 6,750,000 shares of Common Stock (upon approval of this Proposal) have been issued or are reserved for issuance under the Plan. The Share Reserve, which is the maximum number of shares of Common Stock that are reserved and made available for grant and issuance under the Plan, is 6,750,000 shares of Common Stock.

Share Recycling. Shares subject to an outstanding grant are returned to the Share Reserve and are available for issuance in connection with subsequent grants under the Plan to the extent such shares: (a) are cancelled, forfeited, or settled in cash; (b) are used to pay the exercise price of such grant or any tax-related items arising in connection with vesting, exercise or settlement of such grant; (c) are surrendered pursuant to an exchange program; (d) expire by their terms at any time; or (e) are reacquired by the Company pursuant to a forfeiture provision or repurchase right by the Company.

Types of Grants. The types of grants that may be made under the Plan, subject to the conditions, limitations, restrictions, vesting and forfeiture provisions as provided by the Plan, are described below.

Incentive Stock Option. An incentive stock option is a stock option that entitles the recipient to purchase shares of the Company’s Common Stock at a fixed exercise price and further meets the requirements of Section 422 of the Code. Incentive stock options may be granted only to employees of the Company. The recipient’s purchase of shares under an incentive stock option may be conditioned on vesting in accordance with terms and conditions established by the Committee, as set forth in an applicable award agreement. The exercise price per share of an incentive stock option must not be less than 100% of the fair market value of a share of the Company’s Common Stock at close of the Nasdaq market on the date of grant. However, an incentive stock option may be awarded with an exercise price lower than 100% of the fair market value in connection with substitute awards. Additionally, no incentive stock option will be exercisable after the expiration of ten (10) years from the date the option is awarded, or such shorter period specified in the award agreement. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s affiliates unless certain exceptions are met.

Stock Appreciation Rights. A stock appreciation right (the “SAR”) entitles the holder to receive an amount equal to the difference between the fair market value of a share of the Company’s Common Stock on the exercise date and the exercise price of the SAR. The exercise price of a SAR will be such price as is determined by the Committee, provided that, if the exercise price is less than one hundred percent (100%) of the fair market value at close of the Nasdaq market on the date of award, it will otherwise comply with all applicable laws, including Section 409A of the Code. However, a stock appreciation right with an exercise price lower than 100% of the fair market value may be awarded in connection with substitute awards.

Restricted Stock Awards. A restricted stock award is an award of shares of Common Stock that vest in accordance with the terms and conditions established by the Committee, as set forth in the applicable award agreement. The purchase price for shares of Common Stock issued pursuant to a restricted stock award, if any, will be determined by the Committee on the date the restricted stock award is awarded and, if permitted by applicable law, no cash consideration will be required in connection with the payment for the purchase price where the Committee provides that payment will be in the form of services previously rendered.

Restricted Stock Units. A restricted stock unit is a right to receive shares of Common Stock (or their cash equivalent) at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock unit grant, the Company must deliver to the holder of the restricted stock unit unrestricted shares of Common Stock (or their cash equivalent). Each restricted stock unit award will be in such form and contain such terms and conditions as the Committee deems appropriate. Unless otherwise determined by the Committee, no purchase price will apply to a restricted stock unit settled in shares. The Committee, in its sole discretion, may settle vested restricted stock units in cash, shares, or a combination of both.

Performance-Based Grants. The vesting of performance grants is conditioned on satisfaction of the attainment during a performance period of certain performance goals and such other conditions as determined by the Committee.

Other Grants. The Company may make other grants denominated in, or valued by reference to, the Company’s common stock, or cash-based grants, under the Plan.

Transfer of Awards. Except as expressly provided in the Plan or an applicable award agreement, or as otherwise determined by the Committee or the plan administrator, grants made under the Plan will not be transferable or assignable by the grantee, other than by will or by the laws of descent and distribution.

Stockholder Rights. No grantee will have any of the rights of a stockholder with respect to any shares of Common Stock until the shares of Common Stock are issued to the grantee, after which the grantee will be a stockholder and have all the rights of a stockholder with respect to such shares of Common Stock subject to any repurchase or forfeiture provisions in any restricted stock grant, the terms of the Company’s Trading Policy, and applicable law.

Exchange and Buyout of Awards; Repricings. Subject to the next sentence and the ASX Listing Rules (as applicable), the Committee may conduct an exchange program, which means a program pursuant to which outstanding awards are surrendered, cancelled or exchanged for cash, the same type of grant or a different grant (or a combination thereof) or the exercise price of an outstanding grant is increased or reduced. Notwithstanding the foregoing or any other provision of the Plan or otherwise, except pursuant to the provisions relating to capitalization adjustments and substitute awards, in no event will the Committee take any of the following actions without stockholder approval, and then only to the extent permitted by applicable law: lowering or reducing the exercise price of an outstanding option and/or outstanding stock appreciation right; canceling, exchanging or surrendering any outstanding option and/or outstanding stock appreciation right in exchange for cash or another award for the purpose of lowering or reducing the exercise price of the outstanding option and/or outstanding stock appreciation right; canceling, exchanging or surrendering any outstanding option and/or outstanding stock appreciation right in exchange for an option or stock appreciation right with an exercise price that is less than the exercise price of the original option or stock appreciation right; and any other action that is treated as a repricing under U.S. generally accepted accounting principles.

Clawback. All grants made under the Plan will be subject to clawback or recoupment under any clawback or recoupment policy adopted by the Board of Directors or required by applicable law during the term of the grantee’s employment or other service with the Company that is applicable to officers, employees, directors or other service providers of the Company. In addition, the Committee may, subject to compliance with applicable law, impose such other clawback, recovery or recoupment provisions in an award agreement as the Committee determines necessary or appropriate.

Fair Market Value. For the purposes of the Plan, “fair market value” means, as of any date, the per share value of the the Company’s shares of Common Stock, determined as follows: the closing price on the date of determination of the Nasdaq market or such other source as the plan administrator deems reliable, unless another method is approved by the Committee and subject to compliance with applicable law; or the closing price of a CDI as reported on the ASX on such date, adjusted as necessary to reflect the CDI/per share of Common Stock ratio, or if the CDIs are not traded on the ASX on such date, then on the next preceding day that the CDIs are traded on the ASX, as reported on the ASX on such date, unless another method is approved by the Committee and subject to compliance with applicable law.

Deferrals. To the extent permitted by applicable law, the Committee, in its sole discretion, may determine that the delivery of shares of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any grant may be deferred and may establish programs and procedures for deferral elections to be made by grantees. Deferrals by grantees will be made in accordance with Section 409A of the Code, if applicable, and any other applicable law.

Change in Control. In the event of any Change in Control (as defined in the Plan), outstanding awards acquired under the Plan will be subject to the agreement evidencing the Change in Control, which need not treat all outstanding grants in an identical manner. Such agreement, without the grantee’s consent, will provide for one or more of the following with respect to all outstanding grants, as of the effective date of such Change in Control: the continuation of an outstanding grant by the Company (if the Company is the successor entity); the assumption of an outstanding grant by the successor or acquiring entity (if any) of such Change in Control, which assumption will be binding on all selected grantees; the substitution by the successor or acquiring entity in such Change in Control of equivalent grants with substantially the same terms for such outstanding grants; the full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding grant and lapse of the Company’s right to repurchase or re-acquire shares acquired under an award or lapse of forfeiture rights with respect to shares acquired under an award; the settlement of such outstanding grant (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a fair market value equal to the required amount provided in the definitive agreement evidencing the Change in Control, followed by the cancellation of such grants; or the cancellation of outstanding grants in exchange for no consideration. The Board of Directors will have full power and authority to assign the Company’s right to repurchase or re-acquire or forfeiture rights to such successor or acquiring corporation. In addition, in the event such successor or acquiring corporation refuses to assume, convert, replace or substitute awards, as provided above, pursuant to a Change in Control, the Committee will notify the grantee in writing or electronically that such grant will be exercisable (to the extent vested and exercisable pursuant to its terms) for a period of time determined by the Committee in its sole discretion, and such grant will terminate upon the expiration of such period.

Amendment and Termination. The Plan, as amended and restated in its entirety, will become effective on the date it is approved by the stockholders. The Plan was originally effective November 9, 2020, and amended on the First Amendment on June 6, 2023. The Committee may amend the Plan or any grant in any respect the Committee deems necessary or advisable, subject to the limitations of applicable law. The Plan will terminate automatically on November 9, 2030. The Committee may suspend or terminate the Plan at any earlier date at any time. No grants may be made under the Plan while the Plan is suspended or after it is terminated. Subject to certain exceptions set forth in the Plan, no amendment, suspension or termination of the Plan or any award may materially impair a grantee’s rights under any outstanding grant, except with the written consent of the affected grantee or as otherwise expressly permitted in the Plan.

New Plan Benefits. No grants have been made and no shares of Common Stock have been issued on the basis of the proposed share increase. Except as noted below, all grants made under the Plan will be made at the Committee’s discretion, subject to the terms and conditions of the Plan. Therefore, the benefits and amounts that will be received or allocated under the Plan are not determinable at this time.

Historical Awards. Since its adoption, equity awards to acquire an aggregate of 5,188,550 shares of Common Stock have been granted under the Plan, whether or not currently outstanding, vested, or forfeited, as follows: (i) 425,000 shares to David O’Toole, our Chief Financial Officer; (ii) 215,000 shares to Nicole Kelsey, our Chief Legal and Compliance Officer and Corporate Secretary, (iii) 234,025 shares to Donna Shiroma, our former General Counsel, (iv) 2,385,125 shares to the Company’s members of the executive leadership team, taken together; (v) no shares to any associate of any such executive officers, directors, or nominees; (vi) no shares to any other person who received or is to receive 5% of such shares; and (vii) 2,569,400 shares to all employees, including all current officers who are not members of the Company’s executive leadership team.

Certain U.S. Federal Income Tax Consequences

The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the Plan based on U.S. federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this Proposal and not for participants to the Plan, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes or foreign taxes.

There are generally no U.S. income tax consequences for the Company or the option holder upon the grant of either an incentive stock option or a non-statutory stock option. In general, when a non-statutory stock option is exercised, the participant will recognize ordinary income equal to the excess of the fair market value of the shares for which the option is exercised on the date of exercise over the aggregate exercise price. Upon the sale of shares acquired from exercising an option, the participant will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares on the date of exercise. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares for more than a year after the exercise of the option, or otherwise a short-term capital gain (or loss).

In general, when an incentive stock option is exercised, the option holder does not recognize income. If the participant holds the shares acquired upon exercise for at least two years after the grant date and at least one year after exercise, the participant’s gain, if any, upon a subsequent disposition of such shares will be long-term capital gain. (Conversely, a loss will be a long-term capital loss.) The measure of the gain (or loss) is the difference between the proceeds received on disposition and the participant’s basis in the shares. In general, the participant’s basis equals the exercise price.

If a participant disposes of shares acquired by exercising an incentive stock option before satisfying the one and two-year holding periods described above, then: (a) if the proceeds received exceed the exercise price, the participant will (i) realize ordinary income equal to the excess, if any, of the lesser of the proceeds received or the fair market value of the shares on the date of exercise over the exercise price, and (ii) realize capital gain equal to the excess, if any, of the proceeds received over the fair market value of the shares on the date of exercise; or (b) if the proceeds received are less than the exercise price of the incentive stock option, the participant will realize a capital loss equal to the excess of the exercise price over the proceeds received.

When a stock appreciation right is granted, there are no U.S. income tax consequences for the Company or the recipient. When a stock appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted stock received on exercise.

The U.S. federal income tax consequences of a grant of restricted stock depend on whether the participant elects to be taxed at the time of grant (an “83(b) election,” named for Section 83(b) of the Code). If the participant does not make an 83(b) election, the participant will not realize taxable income at the time of grant. When the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code, the participant will realize ordinary income equal to the fair market value of the restricted stock at that time over any consideration paid for those shares. If the participant timely makes an 83(b) election, the participant will realize ordinary income at the time of grant in an amount equal to the fair market value of the shares at that time over any consideration paid for those shares, determined without regard to any of the restrictions. If shares are forfeited before the restrictions lapse, the participant will not be entitled to a deduction or any other adjustment. If an 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code generally will be treated as compensation that is taxable as ordinary income to the participant. Upon the sale of restricted stock, the participant will realize a capital gain or loss equal to the difference between the sale proceeds and the income previously realized with respect to the shares. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares for more than one year after realizing income attributable to the shares, or otherwise a short-term capital gain (or loss).

Restricted stock units will not have U.S. tax consequences for us or the recipient at the time of grant. Income will be realized when the awards vest and are paid in cash or shares. At that time, the participant will realize ordinary income equal to the fair market value of the shares or cash paid to the participant. Upon the sale of shares received in settlement of restricted stock units, the participant will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares for more than one year after realizing income attributable to the shares, or otherwise a short-term capital gain (or loss).

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Registration with the SEC

If the Plan is approved by stockholders, the Company intends to file a Registration Statement on Form S-8 with the SEC with respect to the reservation of shares of the Company’s Common Stock for the grant and issuance under the Plan as soon as reasonably practicable following stockholder approval.

Vote Required

Approval of Proposal No. 11 requires the affirmative vote of the holders of a majority in voting power of the shares of stock of the Company that are present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 11.

Abstentions will have the same effect as votes “AGAINST” Proposal No. 11. Broker non-votes will have no effect on Proposal No. 11.

Board of Directors Recommendation

The Board of Directors recommends that stockholders vote in favor of this Proposal No. 11 so that the Plan can be implemented to increase the Share Reserve, in accordance with ASX Listing Rule 7.2, Exception 13(b).

Voting Exclusion Statement

The Company will disregard any votes cast in favor of this Proposal No. 11 by or on behalf of any person who is eligible to participate in the Plan or an associate of those persons.

However, the Company need not disregard a vote cast in favor of this Proposal No. 11 by:

•
a person as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with directions given to the proxy or attorney to vote on the resolution in that way; or

•
the chair of the annual meeting as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with a direction given to the chair to vote on the resolution as the chair decides; or

•
a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•
the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the resolution; and

•
the holder votes on the resolution in accordance with directions given by the beneficiary to the holder to vote in that way.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented at the Annual Meeting. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his or her best judgment.

ANNUAL REPORT

The Company’s Form 10-K for the year ended December 31, 2024, including audited financial statements, is available at the Company’s website at www.avitamedical.com and is also available at the SEC’s website at www.sec.gov. The Form 10-K is not incorporated in this Proxy Statement and is not to be considered a part of the soliciting material.

UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2024 TO EACH STOCKHOLDER OF RECORD, TO EACH HOLDER OF CDIS OR TO EACH STOCKHOLDER WHO OWNED THE COMPANY’S COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON APRIL 10, 2025. ANY REQUEST BY A STOCKHOLDER OR CDI HOLDER FOR THE COMPANY’S ANNUAL REPORT ON FORM 10-K SHOULD BE SENT TO INVESTOR RELATIONS AT AVITA MEDICAL, INC., 28159 AVENUE STANFORD, SUITE 220, VALENCIA, CALIFORNIA 91355.

REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE BROUGHT BEFORE THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Stockholders’ proposals intended to be considered for inclusion in the proxy materials for the 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be submitted in writing to the Company’s Secretary at AVITA Medical, Inc., 28159 Avenue Stanford, Suite 220, Valencia, California 91355, and received no later than December 23, 2025, in order to be considered for inclusion in the Company’s proxy statement and form of proxy for that meeting. In addition, such proposals must satisfy the requirements set forth in the Company's Bylaws.

Notice of any director nomination or other proposal that you intend to present at the 2026 Annual Meeting of Stockholders, but do not intend to have included in the proxy statement and form of proxy relating to that meeting, must be delivered to the Company’s Secretary at 28159 Avenue Stanford, Suite 220, Valencia, California, 91355 no earlier than the close of business on February 5, 2026, and not later than the close of business on March 7, 2026. In addition, your notice must set forth the information required by the Bylaws with respect to each director nomination or other proposal that you intend to present at the 2026 Annual Meeting of Stockholders.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide timely notice by April 6, 2026 and include in the notice the information required by Rule 14a-19(b) under the Exchange Act.

This section is subject to and qualified entirely by the requirements for stockholder proposals set forth in the Company’s Bylaws. A copy of the Company’s Amended and Restated Bylaws is available upon written request to the Company’s Secretary at 28159 Avenue Stanford, Suite 220, Valencia, California, 91355.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or 1% of the average of the Company’s total assets as of the end of the last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons. Since January 1, 2023, the Company has not participated in any such related party transaction.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and certain of its executive officers and persons who beneficially own more than 10% of the Company’s Common Stock to file reports of and changes in ownership with the SEC. Based solely on the Company’s review of copies of SEC filings it has received or filed, the Company believes that each of its directors, executive officers, and beneficial owners of more than 10% of the shares satisfied the Section 16(a) filing requirements during the year ended December 31, 2024, except for a late Form 4 filed by Professor Crowe reporting the purchase of CDIs filed with the SEC on January 29, 2025 and lodged with the ASX on January 30, 2025.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

SEC rules permit registrants to send a single copy of their proxy materials to any household at which two or more stockholders reside if the registrant believes they are members of the same family. This procedure, referred to as “householding,” reduces the volume of duplicate information stockholders receive and reduces the expense to the Company. While the Company has not implemented these householding rules with respect to its record holders, a number of brokerage firms have instituted householding, which may affect certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you require additional copies of the proxy materials or have any questions, or if you wish to revoke your decision to household so that you may receive multiple copies of the proxy materials. These options are available to you at any time.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly, and special reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements, or other information that the Company files at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. The Company’s public filings are also available from commercial document retrieval services and at the SEC’s website located at www.sec.gov.

Copies of announcements lodged by the Company on ASX are available on the ASX website (www.asx.com.au).

STOCKHOLDERS AND CDI HOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES (INCLUDING SHARES REPRESENTED BY CDIS) AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 22, 2025.

STOCKHOLDERS AND CDI HOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors,

/s/ Nicole Kelsey
Nicole Kelsey
Chief Legal and Compliance Officer and Corporate Secretary

Annexure A

2020 OMNIBUS INCENTIVE PLAN AMENDED AND RESTATED

(March 4, 2025)

This 2020 Omnibus Incentive Plan, of AVITA Medical, Inc., a Delaware corporation (the “Company”), is hereby amended and restated in its entirety as of March 4, 2025 (the “Plan”), subject to approval of the shareholders of the Company, as set forth below.

WHEREAS, the Plan was originally established, upon approval by the shareholders of the Company, on September 9, 2020;

WHEREAS, 1,750,000 shares of Common Stock were reserved for issuance under the Plan on September 9, 2020, each of which could be granted as Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock Grants, Restricted Stock Unit Grants, Performance Grants, and Other Grants (the “Grants”);

WHEREAS, the Plan was amended on March 15, 2023, and approved by the shareholders of the Company on June 6, 2023, at which time an additional 2,500,000 shares of Common Stock were reserved, each of which could be issued as the Grants, thereby increasing the total shares reserved and available for grant and issuance pursuant to the Plan to 4,250,000 shares of Common Stock (the “Share Reserve”);

WHEREAS, pursuant to Sections 14.1 and 15.2 of the Plan, the Human Capital and Compensation Committee of the Board or the Board (acting as the Human Capital and Compensation Committee) , may amend the Plan in any respect it deems necessary or advisable, if required by Applicable Law (including any securities law or requirement issued by the Nasdaq Stock Market), and in accordance with the Plan; and

WHEREAS, the Board has determined that it is advisable and in the best interest of the Company to amend the Plan to add an additional 2,500,000 shares of Common Stock reserved and available for grant and issuance pursuant to the Plan, thereby increasing the Share Reserve to 6,750,000 shares of Common Stock.

NOW, THEREFORE, the Plan is hereby amended and restated in its entirety as follows, subject to and effective upon approval by the shareholders of the Company at the Annual Shareholders Meeting on June 4, 2025.

1.
General.
1.1
Purpose. The purposes of this Plan are to attract and retain the best available personnel for the Company and its Affiliates, to provide additional incentives to such personnel and to promote the success of the business of the Company and its Affiliates. Capitalized terms not defined in the text are defined in Section 16.
1.2
Available Grants. The Plan provides for the grant of the following Grants: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Stock Appreciation Rights, (d) Restricted Stock Grants, (e) Restricted Stock Unit Grants, (f) Performance Grants, and (g) Other Grants.
2.
Shares Subject to the Plan.
2.1
Number of Shares Available. Subject to any Capitalization Adjustment and any other applicable provisions in the Plan, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will not exceed 6,750,000 Shares (the “Share Reserve”).
2.2
Share Recycling. Following the Effective Date, any Shares subject to an outstanding Grant will be returned to the Share Reserve and will be available for issuance in connection with subsequent Grants under this Plan to the extent such Shares: (a) are cancelled, forfeited, or settled in cash; (b) are used to pay the Exercise Price of such Grant or any Tax-Related Items arising in connection with vesting, exercise or settlement of such Grant; (c) are surrendered pursuant to an Exchange Program; (d) expire by their terms at any time; or (e) are reacquired by the Company pursuant to a forfeiture provision or repurchase right by the Company (“Returning Shares”). Accordingly, the Share Reserve is a limitation on the number of Shares that may be issued pursuant to the Plan and does not limit the granting of Grants, since Returning Shares can be granted subject to Grants more than once. To the extent permitted by Applicable Law, Shares subject to Substitute Grants (as defined in Section 13.2) will not be deducted from the Share Reserve; provided that (i) Substitute Grants issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the Incentive Stock Option Limit, and (ii) Shares subject to any Substitute Grant may not be returned to the Share Reserve as Returning Shares.

2.3
Incentive Stock Option Limit. Subject to the provisions relating to Capitalization Adjustments, the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options is the Share Reserve set forth in Section 2.1 (the “Incentive Stock Option Limit”).
2.4
Adjustment of Shares. If the number of outstanding Shares is changed or the value of the Shares is otherwise affected by a stock dividend, extraordinary dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off or similar change in the capital structure of the Company or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), without consideration (a “Capitalization Adjustment”), then (a) the maximum number and class of Shares or type of security reserved for issuance and future grant from the Share Reserve set forth in Section 2.1, (b) the Exercise Price, Purchase Price, and number and class of Shares or type of security subject to outstanding Grants, and (c) the number and class of Shares subject to the Incentive Stock Option Limit set forth in Section 2.3, will, subject to any required action by the Board or the stockholders of the Company and subject to compliance with, and to the extent permitted by, all Applicable Laws be proportionately adjusted or adjusted in such other manner as the Committee determines to be equitably required; provided that fractions of a Share will not be issued. In this respect, where the ASX Listing Rules apply, the Committee shall make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of Shares or securities that are subject to the Grant, the Exercise Price or Purchase Price of the Grant and such other adjustments as are appropriate in the discretion of the Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional Shares that may otherwise be subject to Grants without any payment therefor.
2.5
Source of Shares; Use of Proceeds. The Shares issuable under the Plan will be authorized but unissued or forfeited shares, treasury shares or shares reacquired by the Company in any manner. At all times the Company will reserve and keep available a sufficient number of Shares as are reasonably required to satisfy the requirements of all Grants granted and outstanding under this Plan. Proceeds from the sale of Shares pursuant to Grants will constitute general funds of the Company.
3.
Eligibility.
3.1
General. Incentive Stock Options may be granted only to Employees of the Company, its Parent and any Subsidiary. All other Grants may be granted to Employees, Consultants and Directors, provided such Consultants and Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.
3.2
Limitation on Grants to Non-Employee Directors. The maximum number of Shares subject to Grants (and of cash subject to cash-settled Grants) granted under the Plan or otherwise during any one calendar year to any Non-Employee Director for service on the Board, taken together with any cash fees paid by the Company to such Non-Employee Director during such calendar year for service on the Board, will not exceed $150,000 in total value (calculating the value of any such Grants based on the grant date fair value of such Grants for financial reporting purposes).
4.
Options and Stock Appreciation Rights.

Subject to the requirements of Applicable Law, each Option or Stock Appreciation Right will be in such form and will contain such terms and conditions as the Committee deems appropriate. Each Stock Appreciation Right will be denominated in Share equivalents. The provisions of separate Options or Stock Appreciation Rights need not be identical; provided, however, that each Grant Agreement will conform (through incorporation of provisions hereof by reference in the applicable Grant Agreement or otherwise) to the substance of each of the following provisions. Dividend Equivalent Rights shall not be granted in connection with an Option or Stock Appreciation Right.

At all times while the Company is subject to the ASX Listing Rules, the Company may not issue Options if to do so would result in there being more Options on issue than underlying Shares in the Company, except as permitted under the ASX Listing Rules.

4.1
Type of Option Grant. All Options will be separately designated as Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Shares purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under Applicable Law, then the Option (or portion thereof) will be a Nonstatutory Stock Option. At all times while the Company is subject to the ASX Listing Rules, no Option can be exercisable over a percentage of the Company’s capital.

4.2
Exercise Period; Term. Options and Stock Appreciation Rights may be exercisable within the times or upon the events determined by the Committee and as set forth in the Grant Agreement governing such Grant. No Option or Stock Appreciation Right will be exercisable after the expiration of ten (10) years from the date the Option or Stock Appreciation Right is granted, or such shorter period specified in the Grant Agreement. In addition, in the case of an Incentive Stock Option granted to a person who, at the time the Incentive Stock Option is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Holder”), such Option may not be exercisable after the expiration of five (5) years from the date the Incentive Stock Option is granted. The Committee also may provide for Options or Stock Appreciation Rights to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
4.3
Exercise Price. The Exercise Price of an Option or Stock Appreciation Right will be such price as is determined by the Committee and set forth in the Grant Agreement; provided that (a) in the case of an Incentive Stock Option (i) granted to a Ten Percent Holder, the Exercise Price will be no less than one hundred ten percent (110%) of the Fair Market Value on the date of grant and (ii) granted to any other Employee, the Exercise Price will be no less than one hundred percent (100%) of the Fair Market Value on the date of grant, and (b) in the case of a Nonstatutory Stock Option or Stock Appreciation Right, the Exercise Price will be such price as is determined by the Committee, provided that, if the Exercise Price is less than one hundred percent (100%) of the Fair Market Value on the date of grant, it will otherwise comply with all Applicable Laws, including Section 409A of the Code. Notwithstanding the foregoing, an Option or Stock Appreciation Right may be granted with an Exercise Price lower than one hundred percent (100%) of the Fair Market Value in connection with an assumption of or substitution for another award as provided in Section 13.2 of the Plan.
4.4
Method of Exercise. An Option or Stock Appreciation Right will be deemed exercised only when the Company receives: (a) notice of exercise (in such form as the Plan Administrator may specify from time to time, including via electronic execution through an authorized third- party administrator) from the person entitled to exercise the Option or Stock Appreciation Right; (b) in the case of an Option, full payment of the applicable Exercise Price in accordance with Section 9 of the Plan and the applicable Grant Agreement, and (c) payment of applicable Tax Related Items, as determined by the Plan Administrator. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except in connection with a Capitalization Adjustment. Subject to Section 2.2, exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
4.5
Settlement of a Stock Appreciation Right. Upon exercise of a Stock Appreciation Right, a Grantee will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price, by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. At the discretion of the Committee, the payment from the Company for the Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof. No fractional Share will be deliverable upon the exercise of a Stock Appreciation Right but a cash payment will be made in lieu thereof. No Grantee shall, as a result of receiving a Stock Appreciation Right, have any rights as a stockholder of the Company or any Affiliate until the date that the Stock Appreciation Right is exercised and then only to the extent that the Stock Appreciation Right is settled by the issuance of Shares and the Grantee being registered as the holder of Shares received on settlement of the Stock Appreciation Right.
4.6
Post-Termination Exercise Period. Unless explicitly provided otherwise in a Grantee’s Grant Agreement, if a Grantee’s Continuous Service Status is terminated, the Grantee (or his or her legal representative, in the case of death) may exercise his or her Option or Stock Appreciation Right (to the extent such Grant was exercisable on the termination date) within the following period of time following the termination of the Grantee’s Continuous Service Status:
(a)
three (3) months following a termination of a Grantee’s Continuous Service Status by the Company without Cause or by the Grantee for any reason (other than due to death or Disability);
(b)
six (6) months following a termination due to the Grantee’s Disability;
(c)
twelve (12) months following a termination due to the Grantee’s death; and
(d)
twelve (12) months following the Grantee’s death, if such death occurs following the date of such termination but during the period such Grant is otherwise exercisable (as provided in clauses (a) or (b) above).

Following the termination date, to the extent the Grantee does not exercise such Grant within the applicable post-termination exercise period (or, if earlier, prior to the expiration of the maximum term of such Grant), such unexercised portion of the Grant will terminate, and the Grantee will have no further right, title or interest in the terminated Grant.

4.7
Termination for Cause. If a Grantee’s Continuous Service Status is terminated for Cause, the Grantee’s Options or Stock Appreciation Rights will terminate and be forfeited immediately upon such Grantee’s termination of Continuous Service Status, and the Grantee will be prohibited from exercising any portion (including any vested portion) of such Grants on and after the date of such termination of Continuous Service Status. If a Grantee’s Continuous Service Status is suspended pending an investigation of whether the Grantee’s Continuous Service Status will be terminated for Cause, all of the Grantee’s rights under any Option or Stock Appreciation Right, including the right to exercise such Grants, shall be suspended during the investigation period.
4.8
Automatic Extension of Termination Date. Except as otherwise provided in the Grant Agreement and to the extent permitted by Applicable Law, if a Grantee’s Continuous Service Status terminates for any reason other than for Cause and, at any time during the last thirty(30) days of the applicable post-termination exercise period: (i) the exercise of the Grantee’s Option or Stock Appreciation Right would be prohibited solely because the issuance of Shares upon such exercise would violate Applicable Law, or (ii) the immediate sale of any Shares issued upon such exercise would violate the Trading Policy, then the applicable post-termination exercise period will be extended to the last day of the calendar month that commences following the date the Grant would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Grant be exercised after the expiration of its maximum term.
4.9
Non-Exempt Employees. If an Option or Stock Appreciation Right is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or Stock Appreciation Right will not be first exercisable for any Shares until at least six months following the date of grant of the Option or Stock Appreciation Right (although the Grant may vest prior to such date). Notwithstanding the foregoing, in accordance with the provisions of the U.S. Worker Economic Opportunity Act, any vested portion of such Grant may be exercised earlier than six months following the date of grant of such Grant in the event of (i) such Grantee’s death or Disability, (ii) a Change in Control in which such Grant is not assumed, continued or substituted, or (iii) such Grantee’s retirement (as such term may be defined in the Grant Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or Stock Appreciation Right will be exempt from his or her regular rate of pay.
4.10
Limitations on Exercise. Options and Stock Appreciation Rights may be exercised only with respect to whole Shares. The Plan Administrator may also specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option or Stock Appreciation Right, provided that such minimum number will not prevent Grantee from exercising the Option or Stock Appreciation Right for the full number of Shares for which it is then exercisable. The Committee may, or may authorize the Plan Administrator to, prohibit the exercise of any Option or Stock Appreciation Right during a period of up to thirty (30) days prior to the consummation of any pending Capitalization Adjustment or Change in Control, or any other change affecting the Shares or the Fair Market Value, for reasons of administrative convenience.
4.11
Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds One Hundred Thousand Dollars ($100,000), such excess Options will be treated as Nonstatutory Stock Options. For this purpose, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option will be determined as of the date of the grant of such Option.
4.12
Modification, Extension or Renewal. To the extent permitted by Applicable Law, the Committee may modify, extend or renew outstanding Options or Stock Appreciation Rights, and authorize the grant of new Options or Stock Appreciation Rights in substitution therefor, including in connection with an Exchange Program, in all cases subject to Section 11.4 and where applicable Section 4.16. Any such action may not, without the written consent of a Grantee, materially impair any of such Grantee’s rights under any Grant previously granted, except that the Committee may, to the extent permitted by Applicable Law reduce the Exercise Price of an outstanding Option or Stock Appreciation Right without the consent of a Grantee by a written notice (notwithstanding any adverse tax consequences to the Grantee arising from the repricing); provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

4.13
Stockholder Rights – Options. No Grantee shall have any rights as a stockholder with respect to Shares subject to his or her Option until the date of exercise of such Option and the issuance of the relevant Shares and the Grantee being registered as the holder of those Shares.
4.14
Settlement of Options. No fractional Share will be deliverable upon the exercise of an Option but a cash payment will be made in lieu thereof.
4.15
New Issues – Options. No Grantee shall have the right to participate in new issues of Shares to existing holders of Shares (e.g. a “rights offering”) with respect to Shares subject to his or her Option, unless the Grantee has exercised the Option and is registered as the holder of the underlying Shares prior to the record date for the determination of entitlements to participate in the new issue.
4.16
Amendment or Cancellation of Options. While the Company is subject to the ASX Listing Rules:
(a)
Under no circumstances may the terms of any outstanding Option be amended or modified so as to have any of the following effects unless the amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rules or by a waiver granted by the ASX: (1) reducing the Exercise Price of an Option, (2) increasing the period for exercise of an Option, or (3) increasing the number of Shares received on exercise of an Option. Further, any other amendment or modification to the terms of any Option (i.e. any amendment or modification that is not prohibited pursuant to the first sentence of this Section 4.16(a)) can only be made with stockholder approval or on the provision of a waiver granted by ASX from the ASX Listing Rules.
(b)
Under no circumstances may any amendment or modification be made to the terms of an Option which has the effect of canceling the Option unless (1) stockholder approval has been obtained for the cancellation of the Option, (2) no consideration is provided to the Grantee in connection with the cancellation of the Option, or (3) the amendment or modification is made to comply with the ASX Listing Rules.
(c)
The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option and/or the number of Shares over which an Option can be exercised may be changed in accordance with rule 6.22.2, 6.22.2A and 6.22.3 of the ASX Listing Rules.
5.
Restricted Stock Grants.

A Restricted Stock Grant is an offer by the Company to sell or issue (with no payment required, unless explicitly provided otherwise in a Grantee’s Grant Agreement) Shares to a Grantee that are subject to certain specified restrictions (“Restricted Stock”). Each Restricted Stock Grant will be in such form and will contain such terms and conditions as the Committee will deem appropriate. The terms and conditions of Restricted Stock Grants may change from time to time, and the terms and conditions of separate Grant Agreements need not be identical, but each Grant Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Grant Agreement or otherwise) the substance of each of the following provisions.

5.1.
Acceptance Procedures. Except as otherwise provided in a Grant Agreement, a Restricted Stock Grant will be accepted by the Grantee’s execution and delivery of the Grant Agreement and full payment of the Purchase Price for the Shares to the Company (if applicable) within thirty (30) days from the date the Grant Agreement is delivered to the Grantee. If the Grantee does not execute and deliver the Grant Agreement along with full payment for the Shares (if applicable) to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.
5.2
Purchase Price. The Purchase Price for Shares issued pursuant to a Restricted Stock Grant, if any, will be determined by the Committee on the date the Restricted Stock Grant is granted and, if permitted by Applicable Law, no cash consideration will be required in connection with the payment for the Purchase Price where the Committee provides that payment shall be in the form of services previously rendered. Payment of the Purchase Price shall be made in accordance with Section 9 of the Plan and the applicable Grant Agreement.
5.3
Dividends and Other Distributions. Grantees holding Restricted Stock Grants will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Committee provides otherwise at the time the Grant is granted. Any such dividends or distributions will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock Grants with respect to which they were paid.

6.
Restricted Stock Unit Grants.

An RSU Grant is a Grant covering a number of Shares that may be settled in cash, or by issuance of those Shares at a date in the future. Each RSU Grant will be in such form and will contain such terms and conditions as the Committee will deem appropriate. The terms and conditions of RSU Grants may change from time to time, and the terms and conditions of separate Grant Agreements need not be identical, but each RSU Grant will conform to (through incorporation of the provisions hereof by reference in the Grant Agreement or otherwise) the substance of each of the following provisions.

6.1
Purchase Price. Unless otherwise determined by the Committee, no Purchase Price shall apply to an RSU settled in Shares. Payment of a Purchase Price, if any, shall be made in accordance with Section 9 of the Plan and the applicable Grant Agreement.
6.2
Form and Timing of Settlement. Payment of vested RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Grant Agreement. The Committee, in its sole discretion, may settle vested RSUs in cash, Shares, or a combination of both. A fractional Share shall not be deliverable when an RSU is earned, but a cash payment will be made in lieu thereof.
6.3
Dividend Equivalent Rights and other rights. No Grantee shall, as a result of receiving a grant of RSUs, have any rights as a stockholder until and then only to the extent that the RSUs are earned and settled in Shares and the Grantee being registered as the holder of the Shares received on settlement of the RSUs, nor shall any Grantee receive Dividend Equivalent Rights solely as a result of receiving a grant of RSUs. However, notwithstanding the foregoing, the Committee may, subject to Applicable Law, permit Grantees holding RSUs to receive Dividend Equivalent Rights on outstanding RSUs if and when dividends are paid to stockholders on Shares. Any such Dividend Equivalent Rights shall be subject to the same vesting or performance requirements as the RSUs. If the Committee permits Dividend Equivalent Rights to be made on RSUs, the terms and conditions for such Dividend Equivalent Rights will be set forth in the applicable Grant Agreement.
7.
Performance Grants.
7.1
Types of Performance Grants. A Performance Grant is a Grant that may be granted, may vest or may become eligible to vest contingent upon the attainment during a Performance Period of certain Performance Goals. Performance Grants may be granted as Options, Stock Appreciation Rights, Restricted Stock, RSUs or Other Grants, including cash-based Grants.
7.2
Terms of Performance Grants. Performance Grants will be based on the attainment of Performance Goals that are established by the Committee for the relevant Performance Period. Prior to the grant of any Performance Grant, the Committee will determine and each Grant Agreement shall set forth the terms of each Performance Grant, including, without limitation: (a) the nature, length and starting date of any Performance Period; (b) the Performance Criteria and Performance Goals that shall be used to determine the time and extent to which a Performance Grant has been earned; (c) amount of any cash bonus, or the number of Shares deemed subject to a Performance Grant, and (d) the effect of a termination of Grantee’s Continuous Service Status on a Performance Grant. Grantees may participate simultaneously with respect to Performance Grants that are subject to different Performance Periods and Performance Goals. A Performance Grant may but need not require the Grantee’s completion of a specified period of service.
7.3
Determination of Achievement. The Committee shall determine the extent to which a Performance Grant has been earned in its sole discretion, including the manner of calculating the Performance Criteria and the measure of whether and to what degree such Performance Goals have been attained. The Committee may, subject to compliance with and only to the extent permitted by Applicable Law, reduce or waive any criteria with respect to a Performance Goal, or adjust a Performance Goal (or method of calculating the attainment of a Performance Goal) to take into account unanticipated events, including changes in law and accounting or tax rules, as the Committee deems necessary or appropriate, or to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships. The Committee may also adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals in its sole discretion, subject to any limitations contained in the Grant Agreement and under Applicable Law.
8.
Other Grants.

Other forms of Grants valued in whole or in part by reference to, or otherwise based on, Shares, including the appreciation in value thereof (e.g., options or stock rights with an Exercise Price or strike price less than 100% of the Fair

Market Value of the Shares at the time of grant) may be granted either alone or in addition to other Grants provided for in the Plan. Subject to the provisions of the Plan and Applicable Law, the Committee may determine the persons to whom and the time or times at which such Other Grants will be granted, the number of Shares (or the cash equivalent thereof) to be granted pursuant to such Other Grants and all other terms and conditions of such Other Grants.

9.
Payment for Purchases and Exercises.

Payment from a Grantee for Shares acquired pursuant to this Plan may be made in cash or cash equivalents or, where approved for the Grantee by the Committee and where permitted by Applicable Law (and set forth in the applicable Grant Agreement):

(a)
by cancellation of indebtedness of the Company owed to the Grantee;
(b)
by surrender of Shares held by the Grantee that are clear of all liens, claims, encumbrances or security interests and that have a Fair Market Value on the date of surrender equal to the aggregate payment required;
(c)
by waiver of compensation due or accrued to the Grantee for services rendered or to be rendered to the Company or an Affiliate;
(d)
by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Plan Administrator in connection with the Plan;
(e)
by any combination of the foregoing; or
(f)
by any other method of payment as is permitted by Applicable Law.

The Committee or the Plan Administrator may limit the availability of any method of payment, to the extent the Committee or the Plan Administrator determines, in its discretion, that such limitation is necessary or advisable to comply with Applicable Law or facilitate the administration of the Plan. Payment of any Purchase Price or Exercise Price shall be made in accordance with any procedures established by the Plan Administrator.

10. Taxes

10.1
Responsibility for Taxes. Regardless of any action taken by the Company or any Affiliate, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee, including any employer liability for which the Grantee is liable (the “Tax-Related Items”) is the Grantee’s responsibility and may exceed the amount, if any, withheld by the Company or an Affiliate. If the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Company or an Affiliate may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
10.2
Withholding Tax Rates. The Company or an Affiliate may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including up to the maximum applicable rate in the Grantee’s jurisdiction. If the obligation for Tax-Related Items is satisfied by withholding a number of Shares, for tax purposes, a Grantee is deemed to have been issued the full number of Shares, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax- Related Items. In the event the Company withholds less than it is obligated to withhold in connection with a Grant, the Grantee will indemnify and hold the Company harmless from any liability for Tax-Related Items.

11. Restrictions on Grants and Shares.

11.1.
Transferability of Grants. Except as expressly provided in the Plan or an applicable Grant Agreement, or otherwise determined by the Committee or the Plan Administrator, Grants granted under the Plan will not be transferable or assignable by the Grantee, other than by will or by the laws of descent and distribution. Any Options, Stock Appreciation Rights or Other Grants that are exercisable may only be exercised: (a) during the Grantee’s lifetime only by (i) the Grantee, or (ii) the Grantee’s guardian or legal representative; (b) after the Grantee’s death, by the legal representative of the Grantee’s heirs or legatees. The Committee or the Plan Administrator may permit transfer of Grants in a manner that is not prohibited by Applicable Law.

11.2.
Stockholder Rights. No Grantee will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Grantee, except for any Dividend Equivalent Rights permitted by an applicable Grant Agreement. After Shares are issued to the Grantee, the Grantee will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares, subject to any repurchase or forfeiture provisions in any Restricted Stock Grant, the terms of the Trading Policy, and Applicable Law.
11.3.
Escrow; Pledge of Shares. To enforce any restrictions on a Grantee’s Shares, the Committee may:
(a)
Require the Grantee to deposit all written or electronic certificate(s) representing Shares, together with stock powers or other instruments of transfer approved by the Plan Administrator, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Plan Administrator may cause a legend or legends referencing such restrictions to be placed on the certificate(s); or
(b)
If the Grantee’s Shares are converted to CDIs, require a holding lock (i.e. the equivalent of a stop transfer order) to be applied to the CDIs, and by participating in the Plan each Grantee is deemed to have consented and agreed to the application of a holding lock to the relevant CDIs until the Grantee’s Shares are no longer subject to the relevant restrictions.

Any Grantee who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan may be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Grantee’s obligation to the Company under the promissory note.

11.4.
Exchange and Buyout of Grants. Subject to the next sentence, the Committee may conduct an Exchange Program, subject to the consent of an affected Grantee (unless not required in connection with a repricing pursuant to Section 4.12 of the Plan, or under the terms of a Grant Agreement) and compliance with and only to the extent permitted by Applicable Law. Notwithstanding the foregoing or any other provision of the Plan or otherwise, except pursuant to the provisions relating to Capitalization Adjustments and Substitute Awards, in no event shall the Committee take any of the following actions without stockholder approval and then only to the extent permitted by Applicable Law: (A) lowering or reducing the Exercise Price of an outstanding Option and/or outstanding Stock Appreciation Right, (B) canceling, exchanging or surrendering any outstanding Option and/or outstanding Stock Appreciation Right in exchange for cash or another award for the purpose of lowering or reducing the Exercise Price of the outstanding Option and/or outstanding Stock Appreciation Right; (C) canceling, exchanging or surrendering any outstanding Option and/or outstanding Stock Appreciation Right in exchange for an Option or Stock Appreciation Right with an Exercise Price that is less than the Exercise Price of the original Option or Stock Appreciation Right; and (D) any other action in respect of any Grant that is treated as a repricing under U.S. generally accepted accounting principles. This Section 11.4 may not be amended without stockholder approval.
11.5.
Conditions Upon Issuance of Shares; Securities Matters. The Company will be under no obligation to effect the registration pursuant to the Securities Act of any Shares to be issued hereunder or to effect similar compliance under any state, local or non-U.S. laws. Notwithstanding any other provision of the Plan or any Grant Agreement, the Company will not be obligated, and will have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. The Plan Administrator may require, as a condition to the issuance of Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that any related certificates representing such Shares bear such legends, as the Plan Administrator, in its sole discretion, deems necessary or desirable. This may include a requirement that the person exercising an Option or purchasing or receiving any other Grant must represent and warrant at the time of such exercise, purchase, receipt or settlement that the Shares are being purchased or received only for investment purposes and without a present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is advisable or required by Applicable Law. The exercise or settlement of any Grant granted hereunder will only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares pursuant to such exercise or settlement is in compliance with Applicable Laws. The Company may, in its sole discretion, defer the effectiveness of any exercise or settlement of a Grant granted hereunder in order to allow the issuance of Shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under U.S. federal, state, local or non-U.S. securities laws. The Company will inform the Grantee in writing of its decision to defer the effectiveness of the exercise or settlement of a Grant granted hereunder. During the period that the effectiveness of the exercise of a Grant has been deferred, the Grantee may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

11.6.
Clawback/Recovery Policy. All Grants granted under the Plan will be subject to clawback or recoupment under any clawback or recoupment policy adopted by the Board or the Committee in compliance with Applicable Law or required by Applicable Law during the term of Grantee’s employment or other service with the Company that is applicable to Officers, Employees, Directors or other service providers of the Company. In addition, the Committee or the Board may impose such other clawback, recovery or recoupment provisions in a Grant Agreement as the Committee or the Board determines necessary or appropriate provided they are in compliance with Applicable Law. No recovery of compensation under such a clawback or recoupment policy will be an event giving rise to a right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan or agreement with the Company.
12.
General Provisions Applicable to Grants.
12.1.
Vesting. The total number of Shares subject to a Grant may vest in periodic installments that may or may not be equal. The Committee may impose such restrictions on or conditions to the vesting and/or exercisability of a Grant as determined by the Committee, and such restrictions or conditions may vary.
12.2.
Termination of Continuous Service Status. Except as otherwise provided in the applicable Grant Agreement or as determined by the Committee, if a Grantee’s Continuous Service Status terminates for any reason, vesting of a Grant will cease and such portion of a Grant that has not vested will be forfeited, and the Grantee will have no further right, title or interest in any then- unvested portion of the Grant. In addition, the Company may receive through a forfeiture condition or a repurchase right any or all of the Shares held by the Grantee under a Restricted Stock Grant that have not vested as of the date of such termination, subject to the terms of the applicable Grant Agreement.
12.3.
No Employment or Other Service Rights. Nothing in this Plan or any Grant granted under this Plan will confer or be deemed to confer on any Grantee any right to continue in the employ of, or to continue any other relationship with, the Company or an Affiliate or limit in any way the right of the Company or an Affiliate to terminate Grantee’s employment or other relationship at any time. Furthermore, to the extent the Company is not the employer of a Grantee, the grant of a Grant will not establish or amend an employment or other service relationship between the Company and the Grantee. Nothing in the Plan or any Grant will constitute any promise or commitment by the Company or an Affiliate regarding future work assignments, future compensation or any other term or condition of employment or service.
12.4.
Effect on Other Employee Benefit Plans. The value of and income from any Grant granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Grantee’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
12.5.
Leaves of Absence. To the extent permitted by Applicable Law, the Committee or the Plan Administrator, in that party’s sole discretion, may determine whether Continuous Service Status will be considered interrupted in the case of any leave of absence. Continuous Service Status as an Employee for purposes of Incentive Stock Options shall not be considered interrupted or terminated in the case of: (a) Company approved sick leave; (b) military leave; (c) any other bona fide leave of absence approved by the Company, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy. In the case of an approved leave of absence, the Plan Administrator may make such provisions respecting suspension of vesting and crediting of service (including pursuant to a formal policy adopted from time to time by the Company) as it may deem appropriate, except that in no event may an Option or Stock Appreciation Right be exercised after the expiration of the term set forth in the Grant Agreement.
12.6.
Change in Time Commitment. In the event a Grantee’s regular level of time commitment in the performance of his or her services for the Company or any Affiliates is reduced (for example, and without limitation, if the Grantee is an Employee of the Company and the Employee has a change in status from full-time to part-time or takes an extended leave of absence) after the date of grant of any Grant, the Committee or the Plan Administrator, in that party’s sole discretion but subject to and only to the extent permitted by Applicable Law, may (x) make a corresponding reduction in the number of Shares or cash amount subject to any portion of such Grant that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting schedule applicable to such Grant (in accordance with Section 409A of the Code, as applicable). In the event of any such reduction, the Grantee will have no right with respect to any portion of the Grant that is so amended.
12.7.
Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Grantee has access).
12.8.
Deferrals. To the extent permitted by Applicable Law, the Committee, in its sole discretion, may determine that the delivery of Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Grant may be deferred and may establish programs and procedures for deferral elections to be made by Grantees. Deferrals by Grantees will be made in accordance with Section 409A of the Code, if applicable, and any other Applicable Law.
12.9.
Compliance with Section 409A of the Code. Unless otherwise expressly provided in a Grant Agreement, the Plan and Grant Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Grants granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Committee determines that any Grant granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Grant Agreement evidencing such Grant will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent a Grant Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Grant Agreement. To the extent that any amount constituting deferred compensation under Section 409A of the Code would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Code Section 409A. If a Grantee holding a Grant that constitutes deferred compensation under Section 409A of the Code is a specified employee within the meaning of Section 409A of the Code, no distribution or payment of any amount that is payable because of a separation from service (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Grantee’s separation from service or, if earlier, the date of the Grantee’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule. Each payment payable under a Grant Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). In no event will any Grantee have a right to payment or reimbursement or otherwise from the Company or its Affiliates, or their successors or assigns, for any taxes imposed or other costs incurred as a result of Section 409A of the Code.
12.10.
Execution of Additional Documents. The Company may require a Grantee to execute any additional documents or instruments necessary or desirable, as determined by the Plan Administrator, to carry out the purposes or intent of the Grant, or facilitate compliance with securities, tax and/or other regulatory requirements, at the Plan Administrator’s request.
13.
Other Corporate Events.
13.1.
Change in Control. In the event that the Company is subject to a Change in Control, outstanding Grants acquired under the Plan shall be subject to the agreement evidencing the Change in Control, which need not treat all outstanding Grants in an identical manner. Such agreement, without the Grantee’s consent, shall provide for one or more of the following with respect to all outstanding Grants as of the effective date of such Change in Control:
(a)
The continuation of an outstanding Grant by the Company (if the Company is the successor entity).
(b)
The assumption of an outstanding Grant by the successor or acquiring entity (if any) of such Change in Control (or by its parents, if any), which assumption will be binding on all selected Grantees; provided that the Exercise Price and the number and nature of shares issuable upon exercise of any Option or Stock Appreciation Right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable.
(c)
The substitution by the successor or acquiring entity in such Change in Control (or by its parents, if any) of equivalent awards with substantially the same terms for such outstanding Grants (except that the Exercise Price and the number and nature of shares issuable upon exercise of any Option or Stock Appreciation Right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable).
(d)
The full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding Grant and lapse of the Company’s right to repurchase or re-acquire shares acquired under a Grant or lapse of forfeiture rights with respect to shares acquired under a Grant.

(e)
The settlement of such outstanding Grant (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a Fair Market Value equal to the required amount provided in the definitive agreement evidencing the Change in Control, followed by the cancellation of such Grants; provided however, that such Grant may be cancelled without consideration if such Grant has no value, as determined by the Committee in its sole discretion. Subject to compliance with Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Grant would have become exercisable or vested. Such payment may be subject to vesting based on the Grantee’s Continuous Service Status, provided that the vesting schedule shall not be less favorable to the Grantee than the schedule under which the Grant would have become vested or exercisable. For purposes of this paragraph, the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.
(f)
The cancellation of outstanding Grants in exchange for no consideration.

The Board shall have full power and authority to assign the Company’s right to repurchase or re- acquire or forfeiture rights to such successor or acquiring corporation. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Grants, as provided above, pursuant to a Change in Control, the Committee will notify the Grantee in writing or electronically that such Grant will be exercisable (to the extent vested and exercisable pursuant to its terms) for a period of time determined by the Committee in its sole discretion, and such Grant will terminate upon the expiration of such period.

13.2.
Assumption of Grants by the Company. The Company, from time to time, may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting a Grant under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to a Grant granted under this Plan (a “Substitute Grant”). Such substitution or assumption will be permissible if the holder of the Substitute Grant would have been eligible to be granted a Grant under this Plan if the other company had applied the rules of this Plan to such grant. The Exercise Price and the number and nature of Shares issuable upon exercise or settlement of any such Substitute Grant will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable.
14.
Administration.
14.1.
Committee and Board Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, Applicable Law and any charter adopted by the Board governing the actions of the Committee, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to, subject to the preceding sentence:
(a)
construe and interpret this Plan, any Grant Agreement and any other agreement or document executed pursuant to this Plan;
(b)
prescribe, amend, expand, modify and rescind or terminate rules and regulations relating to this Plan or any Grant (including the terms or conditions of any Grant);
(c)
approve persons to receive Grants;
(d)
determine the form, terms and conditions of Grants;
(e)
determine the number of Shares or other consideration subject to Grants;
(f)
determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;
(g)
determine whether Grants will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Grants under this Plan or awards under any other incentive or compensation plan of the Company or any Affiliate;
(h)
grant waivers of any conditions of this Plan or any Grant;
(i)
determine the vesting, exercisability and payment of Grants;

(j)
correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Grant or any Grant Agreement;
(k)
determine whether a Grant has been earned or has vested;
(l)
determine the terms and conditions of, and to institute, any Exchange Program;

(m) adopt or revise rules and/or procedures (including the adoption or revision of any subplan under this Plan) relating to the operation and administration of the Plan to facilitate compliance with requirements of local law and procedures outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Grant Agreement made to ensure or facilitate compliance with the laws or regulations of the relevant foreign jurisdiction);

(n)
delegate any of the foregoing to one or more Officers pursuant to a specific delegation as permitted by the terms of the Plan and Applicable Law, including Section 157(c) of the Delaware General Corporation Law; and
(o)
make all other determinations necessary or advisable in connection with the administration of this Plan.
14.2.
Indemnification. To the maximum extent permitted by Applicable Laws, each member of the Committee (including officers of the Company or an Affiliate of the Company, if applicable), or of the Board, as applicable, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Grant except for actions taken in bad faith or failures to act in good faith, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit or proceeding before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation, Certificate of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.
14.3.
Committee and Board Interpretation and Discretion. Any determination made by the Committee or the Board with respect to any Grant shall be made in its sole discretion at the time of grant of the Grant or, unless in contravention of any express term of the Plan or Grant or Applicable Law, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Grant under the Plan. Any dispute regarding the interpretation of the Plan or any Grant Agreement shall be submitted by the Grantee or the Company to the Committee or the Board for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Grantee. The Committee or the Board may delegate to the Plan Administrator or one or more Officers the authority to review and resolve disputes with respect to Grants held by Grantees who are not Insiders, and such resolution shall be final and binding on the Company and the Grantee.
14.4.
Section 16 of the Exchange Act. Grants granted to Grantees who are subject to Section 16 of the Exchange Act must be approved by a committee of the Board that at all times consists solely of two or more Non-Employee Directors. Nothing herein shall create an inference that a Grant is not validly granted under the Plan in the event Grants are not granted under the Plan by a committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.
14.5.
Plan Administrator. The Committee may appoint a Plan Administrator, who will have the authority to administer the day-to-day operations of the Plan and to make certain ministerial decisions without Committee approval as provided in the Plan or pursuant to resolutions adopted by the Committee. The Plan Administrator may not grant Grants.
14.6.
Failure to Comply. In addition to the remedies of the Company elsewhere provided for herein, failure by a Grantee to comply with any of the terms and conditions of the Plan or any Grant Agreement, unless such failure is remedied by such Grantee within ten (10) days after having been notified of such failure by the Plan Administrator, shall be grounds for the cancellation and forfeiture of such Grant, in whole or in part, as the Committee, in its sole discretion, may determine.
14.7.
Foreign Grant Recipients. Notwithstanding any provision of the Plan to the contrary, in order to facilitate compliance with the Applicable Laws and practices in other countries in which the Company and its Affiliates operate or have Employees or other persons eligible for Grants, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company or an Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Grant granted to individuals outside the United States or foreign nationals to comply with Applicable Laws or foreign policies, customs and practices; (d) establish sub-plans, modify exercise procedures and adopt other rules and/or procedures relating to the operation and administration of the Plan in jurisdictions other than the United States (including to qualify Grants for special tax treatment under laws of jurisdictions other than the United States); provided, however, that no such sub-plans and/or modifications will increase the share limitations contained in Section 2.1; and (e) take any action, before or after a Grant is made that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Grants will be granted, that would violate any Applicable Law in the United States or that would contravene the ASX Listing Rules or the Corporations Act 2001 (Cth).
14.8.
Non-Exclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
14.9.
Severability. If all or any part of this Plan or a Grant Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid will, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
14.10.
Corporate Action Constituting Grant of Grants. Corporate action constituting a grant by the Company of a Grant to any Grantee will be deemed completed as of the date of such corporate action, unless otherwise determined by the Plan Administrator, regardless of when the instrument, certificate, or letter evidencing the Grant is communicated to, or actually received or accepted by, the Grantee. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the Grant contain terms (e.g., Exercise Price, Purchase Price, vesting schedule or number of Shares) are inconsistent with those in the Grant Agreement or related grant documents as a result of a clerical error in the preparation of the Grant Agreement or related grant documentation, the corporate records will control, and the Grantee will have no legally binding right to the incorrect term in the Grant Agreement or related grant documentation.
14.11.
Expenses and Receipts. The expenses of the Plan will be paid by the Company. Any proceeds received by the Company in connection with any Grant will be used for general corporate purposes.
14.12.
Governing Law. This Plan and all Grants granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware unless provided otherwise in a Grant Agreement, without giving effect to that body of laws pertaining to conflict of laws.
14.13.
Headings. The headings in this Plan are included solely for convenience of reference and if there is any conflict between such headings and the text of this Plan, the text shall control.
15.
Effectiveness, Amendment and Termination of the Plan.
15.1.
Adoption and Stockholder Approval. The Plan will come into existence on the date the Plan is approved by the stockholders of the Company (the “Effective Date”). No Grant may be granted prior to the Effective Date.
15.2.
Amendment of the Plan. The Committee or the Board may amend the Plan or any Grant in any respect the Committee deems necessary or advisable, subject to the limitations of Applicable Law and this Section and Sections 15.4, 15.5, 15.6 and 15.7. If required by Applicable Law, the Company will seek stockholder approval of any amendment of the Plan that (a) materially increases the number of Shares available for issuance under the Plan (excluding any Capitalization Adjustment), (b) materially expands the class of individuals eligible to receive Grants under the Plan, (c) materially increases the benefits accruing to Grantees under the Plan, (d) materially reduces the price at which Shares may be issued or purchased under the Plan, (e) materially extends the term of the Plan, (f) materially expands the types of Grants available for issuance under the Plan, or (g) as otherwise required by Applicable Law.

15.3.
Suspension or Termination of the Plan. The Plan shall terminate automatically on the tenth (10th) anniversary of the Effective Date. No Grant will be granted pursuant to the Plan after such date, but Grants previously granted may extend beyond that date. The Committee may suspend or terminate the Plan at any earlier date at any time. No Grants may be granted under the Plan while the Plan is suspended or after it is terminated.
15.4.
No Impairment. No amendment, suspension or termination of the Plan or any Grant may materially impair a Grantee’s rights under any outstanding Grant, except with the written consent of the affected Grantee or as otherwise expressly permitted in the Plan. Subject to the limitations of Applicable Law, if any, the Committee may amend the terms of any one or more Grants without the affected Grantee’s consent (a) to maintain the qualified status of the Grant as an Incentive Stock Option under Section 422 of the Code; (b) to change the terms of an Incentive Stock Option, if such change results in impairment of the Grant solely because it impairs the qualified status of the Grant as an Incentive Stock Option; (c) to clarify the manner of exemption from, or to bring the Grant into compliance with, Section 409A of the Code; or (d) to facilitate compliance with other Applicable Laws.
15.5.
Compliance with ASX Listing Rules. Notwithstanding any other provision in this Plan, while the Company is listed on the ASX, the rights of a person holding Options and the terms of any such Options (and, to the extent required by the ASX Listing Rules, the rights of a recipient of other Grants and the terms of any other Grants) must be amended by the Company to the extent necessary to comply with the ASX Listing Rules applying to a reorganization of capital at the time of the reorganization, and each Option holder and recipient of any other Grant by participating in this Plan is deemed to have consented to any such amendments. To the extent that the terms of the relevant Option or other Grant do not permit the Option or Grant to be treated in accordance with the ASX Listing Rules, the terms of that Option or Grant must be amended so that the Option or Grant can be treated in accordance with the ASX Listing Rules.
15.6.
Compliance. No Option or Stock Appreciation Right shall be exercisable, no Restricted Stock Grant, RSU, Performance Grant, Dividend Equivalent Right or any other Grant shall be granted or settled, no Grant shall be amended in any way, no Shares of Common Stock shall be issued, no certificates for Shares shall be delivered and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party and the rules of all stock exchanges on which the Company’s securities may be listed (including, while the Company’s securities are listed on the ASX, the ASX Listing Rules). The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate evidencing Shares issued pursuant to a Grant may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations and to reflect any other restrictions applicable to such Shares as the Committee otherwise deems appropriate. No Option or Stock Appreciation Right shall be exercisable, no Restricted Stock Grant, RSU, Performance Grant, Dividend Equivalent Right or any other Grant shall be granted or settled, no Grant shall be amended in any way, no Shares shall be issued, no certificate for Shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent, waiver or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters (including, while the Company’s securities are listed on the ASX, any consent, waiver or approvals required under the ASX Listing Rules).
15.7.
Listing Rules. While the Shares are listed for trading on any securities exchange or market (including, without limitation, ASX and the NASDAQ Stock Market LLC), the Company and the Committee must not make any amendments to this Plan or any Grant or issue any Grants or take any other action unless such action complies with the relevant listing rules of such securities exchanges.
16.
Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
16.1.
“Affiliate” means a Parent, a Subsidiary or any corporation or other Entity that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.
16.2.
“ASX” means the ASX Limited (ABN 98 008 624 691), or the securities market which it operates, as the context requires.
16.3.
“ASX Listing Rules” means the official listing rules of the ASX.
16.4.
“Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental or regulatory body or self-regulatory organization (including the New York Stock Exchange, the ASX, NASDAQ Stock Market LLC and the Financial Industry Regulatory Authority). For

clarity, at all times while the Company’s securities are admitted to the official list of the ASX, this definition includes the ASX Listing Rules.
16.5.
“Board” means the Board of Directors of the Company.
16.6.
“Cause” will have the meaning ascribed to such term in any written agreement between the Grantee and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Grantee, the occurrence of any of the following events: (a) Grantee’s unauthorized misuse of the Company’s trade secrets or proprietary information; (b) Grantee’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude; (c) Grantee’s committing an act of fraud against the Company; or (d) Grantee’s gross negligence or willful misconduct in the performance of his or her duties that has had or is likely to have a material adverse effect on the Company. For purposes of this definition, the term “Company” will be interpreted to include any Subsidiary, Parent or Affiliate of the Company, as appropriate.
16.7.
“CDI” means a CHESS Depositary Interest, being a unit of beneficial ownership in 1/5 of a share of Common Stock in the Company or such other ratio as may be adopted by the Company from time to time.
16.8.
“Change in Control” means:
(a)
the consummation of any consolidation or merger of the Company with any other entity, other than transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such consolidation or merger;
(b)
any Exchange Act Person becomes the “beneficial owner” (as defined in Rule 13d- 3of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (b) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Change in Control;
(c)
the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets, except where such sale, lease, transfer or other disposition is made to the Company or one or more wholly owned Subsidiaries of the Company; or
(d)
a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (d), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control.
16.9.
For purposes of this definition, Persons will be considered to be acting as a group if they are owners of an Entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
16.10.
“Committee” means the Human Capital and Compensation Committee of the Board, or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by Applicable Law and in accordance with the Plan.
16.11.
“Common Stock” means the common stock of the Company, and the common stock of any successor entity.
16.12.
“Company” means AVITA Medical, Inc. a Delaware corporation, or any successor corporation.
16.13.
“Consultant” means any natural person, including an advisor or independent contractor, that is engaged to render services to the Company or an Affiliate.
16.14.
“Continuous Service Status” means continued service as an Employee, Director or Consultant.

Continuous Service Status shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its Affiliates, or their respective successors, or a change in status (for example, from an Employee to a Consultant). The Committee or the Plan Administrator, in that party’s sole discretion, shall determine whether a Grantee’s Continuous Service Status has ceased and the effective date of such termination.
16.15.
“Director” means a member of the Board.
16.16.
“Disability” means (a) in the case of Incentive Stock Options, total and permanent disability as defined in Section 22(e)(3) of the Code, and (b) in the case of other Grants, unless the applicable Grant Agreement provides otherwise, that the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option, the Committee may rely on any determination that a Grantee is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Grantee participates.
16.17.
“Dividend Equivalent Right” means the right of a Grantee, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Grantee in an amount equal to the cash, stock or other property dividends in amounts equal equivalent to cash, stock or other property dividends for each Share represented by a Grant held by such Grantee.
16.18.
“Effective Date” means the date the Plan is approved by the stockholders of the Company.
16.19.
“Employee” means any person employed by the Company, or any Affiliate, with the status of employment determined pursuant to such factors as are deemed appropriate by the Plan Administrator in its sole discretion, subject to any requirements of Applicable Law, including the Code. Service as a Director or payment by the Company or an Affiliate of a director’s fee shall not be sufficient to constitute “employment” of such Director by the Company or any Affiliate.
16.20.
“Entity” means a corporation, partnership, limited liability company or other entity.
16.21.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
16.22.
“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.
16.23.
“Exchange Program” means a program permitted under Applicable Law pursuant to which (a) outstanding Grants are surrendered, cancelled or exchanged for cash, the same type of Grant or a different Grant (or combination thereof) or (b) the Exercise Price of an outstanding Grant is increased or reduced.
16.24.
“Exercise Price” means, with respect to an Option, the price per Share at which a holder may purchase the Shares issuable upon exercise of an Option, and with respect to a Stock Appreciation Right, the price per share at which the Stock Appreciation Right is granted to the holder thereof.
16.25.
“Fair Market Value” means, as of any date, the per Share value of the Common Stock determined as follows:
(a)
If such Common Stock is publicly traded and is then listed on a national securities exchange in the United States, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable, unless another method is approved by the Committee and subject to compliance with Applicable Law (including Section 409A of the Code).

(b)
If such Common Stock is publicly traded and is only listed on the official list of the ASX in the form of CDIs, the closing price of a CDI as reported on the ASX on such date, adjusted as necessary to reflect the CDI / per Share of Common Stock ratio, or if CDIs are not traded on the ASX on such date, then on the next preceding day that CDIs are traded on the ASX, as reported on the ASX on such date unless another method is approved by the Committee and subject to compliance with Applicable Law (including Section 409A of the Code).
(c)
If such Common Stock is publicly traded but neither listed nor admitted to trading on a national securities exchange in the United States or the ASX, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable.
(d)
If none of the foregoing is applicable, by the Board or the Committee in good faith (and in accordance with Section 409A of the Code, as applicable).
16.26.
“Grant” means any award granted under the Plan, including any Option, Restricted Stock Grant, Restricted Stock Unit Grant, Stock Appreciation Right, Performance Grant or Other Grant.
16.27.
“Grant Agreement” means a written or electronic agreement between the Company and a Grantee documenting the terms and conditions of a Grant. The term “Grant Agreement” will also include any other written agreement between the Company or an Affiliate and a Grantee containing additional terms and conditions of, or amendments to, a Grant.
16.28.
“Grantee” means a person to whom a Grant is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Grant.
16.29.
“Incentive Stock Option” means an Option granted pursuant to the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
16.30.
“Insider” means an officer or Director of the Company or any other person whose transactions in the Common Stock are subject to Section 16 of the Exchange Act.
16.31.
“Non-Employee Director” means a Director who is not an Employee of the Company or any Affiliate, and who satisfies the requirements of a “non-employee director” within the meaning of Section 16 of the Exchange Act.
16.32.
“Nonstatutory Stock Option” means any Option granted pursuant to the Plan that does not qualify as an Incentive Stock Option.
16.33.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
16.34.
“Option” means a contract right to purchase Shares at a fixed Exercise Price per share, subject to certain conditions, if applicable, granted pursuant to the Plan.
16.35.
“Other Grant” means a Grant based in whole or in part by reference to Shares that is granted pursuant to the terms and conditions of the Plan.
16.36.
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
16.37.
“Performance Grant” means an award that may vest or may be earned or exercised, in whole or in part, contingent upon the attainment during a Performance Period of one or more Performance Goals and which is granted pursuant to the terms and conditions of the Plan.
16.38.
“Performance Criteria” means one or more objective or subjective criteria either individually, alternatively or in any combination applied to the Grantee, the Company, any business unit or Subsidiary, that the Committee selects for purposes of establishing the Performance Goals for a Performance Period.
16.39.
“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a

Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.
16.40.
“Performance Period” means the period of time selected by the Committee over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Grantee’s right to vesting, exercise and/or settlement of a Grant. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee.
16.41.
“Plan” means this Company 2020 Omnibus Incentive Plan, as it may be amended from time to time.
16.42.
“Plan Administrator” means one or more Officers or Employees designated by the Committee to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.
16.43.
“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or Stock Appreciation Right.
16.44.
“Restricted Stock Grant” means an award of Shares that is granted pursuant to the terms and conditions of the Plan.
16.45.
“Restricted Stock Unit Grant” or “RSU Grant” means a right to receive Shares that is granted pursuant to the terms and conditions of the Plan.
16.46.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
16.47.
“Shares” means shares of Common Stock of the Company reserved and available for grant and issuance hereunder.
16.48.
“Stock Appreciation Right” means a right to receive the appreciation value on the Shares subject to the Grant that is granted pursuant to the terms and conditions of the Plan.
16.49.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of Entities beginning with the Company if each of the corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporation in such chain.
16.50.
“Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber shares of the Company’s capital stock, as in effect from time to time.

AVITA MEDICAL

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

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2025 Annual Meeting of Stockholders Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1 – 11.

1. To elect seven directors to serve for a one-year term or until their respective successors have been duly elected and qualified;

	For	Withhold		For	Withhold
01 - Lou Panaccio	☐	☐	05 - Jan Stern Reed	☐	☐
02 - Suzanne Crowe	☐	☐	06 - Cary Vance	☐	☐
03 - Jeremy Curnock Cook	☐	☐	07 - James Corbett	☐	☐
04 - Robert McNamara	☐	☐			

C 1234567890 JNT

1UPX 652151

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

0452GD

Proxy — AVITA Medical, Inc.

Notice of 2025 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting of Stockholders — June 4, 2025

Lou Panaccio, Chairman of the Board, and Nicole Kelsey, Chief Legal and Compliance Officer and Corporate Secretary, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess, at the 2025 Annual Meeting of Stockholders of AVITA Medical, Inc., to be held at 3:00 p.m. Pacific Daylight Time on June 4, 2025, solely by means of remote communication via live webcast, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1 – 11.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

The 2025 Annual Meeting of Stockholders of AVITA Medical, Inc. will be held on June 4, 2025 3:00 p.m. PDT via live webcast at meetnow.global/M6X5GPQ.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: http://www.edocumentview.com/RCEL

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.

/ /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

AVITA MEDICAL, INC.
ARBN 641 288 155

Need assistance?

Phone:
1300 850 505 (within Australia)
+61 3 9415 4000 (outside Australia)

Online:
www.investorcentre.com/contact

AVH

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

YOUR VOTE IS IMPORTANT

For your vote to be effective it must be received by **9:00am (AEST) on Thursday, 29 May 2025.**

CDI Voting Instruction Form

How to Vote on Items of Business

Five (5) CHESS Depositary Interests (CDIs) are equivalent to one (1) share of AVITA Medical, Inc. ("Company") Common Stock, so that every 5 (five) CDIs registered in your name at 10 April 2025 entitles you to one vote.

You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares.

SIGNING INSTRUCTIONS FOR POSTAL FORMS

Individual: Where the holding is in one name, the securityholder must sign.

Joint Holding: Where the holding is in more than one name, all of the securityholders should sign.

Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable.

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Online:

Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code.

Your secure access information is

Control Number: 999999

SRN/HIN: I9999999999

PIN: 99999

By Mail:

Computershare Investor Services Pty Limited
GPO Box 242
Melbourne VIC 3001
Australia

By Fax:

1800 783 447 within Australia or
+61 3 9473 2555 outside Australia

PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

You may elect to receive meeting-related documents, or request a particular one, in electronic or physical form and may elect not to receive annual reports. To do so, contact Computershare.

Samples/000001/000001

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

☐ **Change of address.** If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with '**X**') should advise your broker of any changes.

I 9999999999 IND

CDI Voting Instruction Form

Please mark ☒ to indicate your directions

Step 1 CHESS Depositary Nominees Pty Ltd will vote as directed

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Voting Instructions to CHESS Depositary Nominees Pty Ltd

I/We being a holder of CHESS Depositary Interests of AVITA Medical, Inc. ("the Company") hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the 2025 Annual Meeting of AVITA Medical, Inc. ("the Company") to be held solely by means of remote communication via live webcast at meetnow.global/M6X5GPQ on Thursday, June 5, 2025 at 8:00 am (AEST) (Wednesday, June 4, 2025 at 3:00 pm (Pacific Daylight Time)) and at any adjournment or postponement of that meeting.

By execution of this CDI Voting Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting.

Step 2 Items of Business

PLEASE NOTE: If you mark the **Abstain** box for an item, you are directing CHESS Depositary Nominees Pty Ltd or their appointed proxy not to vote on your behalf on a show of hands or a poll and your votes will not be counted in computing the required majority.

1. To elect seven directors to serve for a one-year term or until their respective successors have been duly elected and qualified;

	For	Abstain
01 Lou Panaccio	☐	☐
02 Suzanne Crowe	☐	☐
03 Jeremy Curnock Cook	☐	☐
04 Robert McNamara	☐	☐
05 Jan Stern Reed	☐	☐
06 Cary Vance	☐	☐
07 James Corbett	☐	☐

Step 3 Signature of Securityholder(s)

This section must be completed.

Individual or Securityholder 1	Securityholder 2	Securityholder 3	
			/ /
Sole Director & Sole Company Secretary	Director	Director/Company Secretary	Date

Update your communication details *(Optional)*

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Mobile Number	Email Address

AVH 317224A

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